                                U.S. $529,320,000

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                         dated as of December 22, 2000,

                       (amending and restating the Credit
                      Agreement dated as of April 30, 1997)

                                      among

                           KSL RECREATION GROUP, INC.,

                                AS THE BORROWER,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                 AS THE LENDERS,

                           CREDIT SUISSE FIRST BOSTON,

                                AS LEAD ARRANGER
                            AND A JOINT BOOK MANAGER,
                            THE BANK OF NOVA SCOTIA,

                             AS A JOINT BOOK MANAGER
                          AND THE ADMINISTRATIVE AGENT,

                                       and

                            SALOMON SMITH BARNEY INC.

                             AS A JOINT BOOK MANAGER
                           AND THE SYNDICATION AGENT.

                                TABLE OF CONTENTS


                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS........................................................................2

         SECTION 1.1 Defined Terms................................................................................2

         SECTION 1.2 Use of Defined Terms........................................................................37

         SECTION 1.3 Cross-References............................................................................37

         SECTION 1.4 Accounting and Financial Determinations.....................................................37

ARTICLE II CONTINUATION OF CERTAIN EXISTING LOANS, COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND
         LETTERS OF CREDIT.......................................................................................38

         SECTION 2.1 Commitments.................................................................................38

                  SECTION 2.1.1 Revolving Loan Commitment and Swing Line Loan Commitment.........................38

                  SECTION 2.1.2 Letter of Credit Commitment......................................................38

                  SECTION 2.1.3 Continuation of Term Loans; Term C Loan Commitment...............................39

                  SECTION 2.1.4 Lenders Not Permitted or Required to Make Loans..................................39

                  SECTION 2.1.5 Issuer Not Permitted or Required to Issue Letters of Credit......................40

         SECTION 2.2 Reduction of the Commitment Amounts.........................................................40

                  SECTION 2.2.1 Optional.........................................................................40

                  SECTION 2.2.2 Mandatory........................................................................40

         SECTION 2.3 Borrowing Procedures........................................................................41

                  SECTION 2.3.1 Borrowing Procedure..............................................................41

                  SECTION 2.3.2 Swing Line Loans.................................................................41

         SECTION 2.4 Continuation and Conversion Elections.......................................................43


         SECTION 2.5 Funding.....................................................................................43

         SECTION 2.6 Issuance Procedures.........................................................................44

                  SECTION 2.6.1 Other Lenders' Participation.....................................................44

                  SECTION 2.6.2 Disbursements....................................................................45

                  SECTION 2.6.3 Reimbursement....................................................................45

                  SECTION 2.6.4 Deemed Disbursements.............................................................46

                  SECTION 2.6.5 Nature of Reimbursement Obligations..............................................46

                  SECTION 2.6.6 Uniform Customs and Practice.....................................................47

         SECTION 2.7 Loan Accounts and Notes.....................................................................47

ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES...........................................................47

         SECTION 3.1 Repayments and Prepayments; Application.....................................................47

                  SECTION 3.1.1 Repayments and Prepayments.......................................................48

                  SECTION 3.1.2 Application.  Amounts prepaid shall be applied as set forth in this Section......51

         SECTION 3.2 Interest Provisions.........................................................................53

                  SECTION 3.2.1 Rates............................................................................53

                  SECTION 3.2.2 Post-Maturity Rates..............................................................54

                  SECTION 3.2.3 Payment Dates....................................................................54

         SECTION 3.3 Fees........................................................................................55

                  SECTION 3.3.1 Commitment Fee...................................................................55

                  SECTION 3.3.2 Arrangement and Agency Fees......................................................55

                  SECTION 3.3.3 Letter of Credit Fee.............................................................55

ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS................................................................56

         SECTION 4.1 LIBO Rate Lending Unlawful..................................................................56

         SECTION 4.2 Deposits Unavailable........................................................................56


                                      ii


         SECTION 4.3 Change of Circumstances.....................................................................56

         SECTION 4.4 Replacement of Lender.......................................................................57

         SECTION 4.5 Funding Losses..............................................................................58

         SECTION 4.6 Taxes.......................................................................................58

         SECTION 4.7 Change of Lending Office....................................................................61

         SECTION 4.8 Payments, Computations, etc.................................................................61

         SECTION 4.9 Sharing of Payments.........................................................................62

         SECTION 4.10 Setoff.....................................................................................62

ARTICLE V CONDITIONS TO EFFECTIVENESS AND TO FUTURE CREDIT EXTENSIONS............................................63

         SECTION 5.1 Conditions Precedent to Effectiveness of this Agreement and Making of Term C Loans..........63

                  SECTION 5.1.1 Resolutions, etc.................................................................63

                  SECTION 5.1.2 Second Amendment Effective Date Certificate......................................63

                  SECTION 5.1.3 Supplement to Pledge Agreement...................................................64

                  SECTION 5.1.4 Supplement to Guaranty...........................................................64

                  SECTION 5.1.5 Financial Information, etc.......................................................64

                  SECTION 5.1.6 Solvency.........................................................................65

                  SECTION 5.1.7 Affirmation and Acknowledgment...................................................65

                  SECTION 5.1.8 Consummation of Transaction......................................................65

                  SECTION 5.1.9 Litigation.......................................................................65

                  SECTION 5.1.10 No Material Adverse Change......................................................65

                  SECTION 5.1.11 Approvals.......................................................................65

                  SECTION 5.1.12 Opinions of Counsel.............................................................65

                  SECTION 5.1.13 Closing Fees, Expenses, etc.....................................................66


                                      iii


         SECTION 5.2 All Credit Extensions.......................................................................66

                  SECTION 5.2.1 Compliance with Warranties, No Default, etc......................................66

                  SECTION 5.2.2 Credit Extension Request, etc....................................................66

ARTICLE VI REPRESENTATIONS AND WARRANTIES........................................................................67

         SECTION 6.1 Organization, etc...........................................................................67

         SECTION 6.2 Due Authorization, Non-Contravention, etc...................................................67

         SECTION 6.3 Government Approval, Regulation, etc........................................................68

         SECTION 6.4 Validity, etc...............................................................................68

         SECTION 6.5 Financial Information.......................................................................68

         SECTION 6.6 No Material Adverse Change..................................................................69

         SECTION 6.7 Litigation, Labor Controversies, etc........................................................69

         SECTION 6.8 Subsidiaries................................................................................69

         SECTION 6.9 Ownership of Properties.....................................................................69

         SECTION 6.10 Taxes......................................................................................69

         SECTION 6.11 ERISA Compliance...........................................................................70

         SECTION 6.12 Compliance with Environmental Laws.........................................................70

         SECTION 6.13 Regulations U and X........................................................................71

         SECTION 6.14 Accuracy of Information....................................................................71

ARTICLE VII COVENANTS............................................................................................72

         SECTION 7.1 Affirmative Covenants.......................................................................72

                  SECTION 7.1.1 Financial Information, Reports, Notices, etc.....................................72

                  SECTION 7.1.2 Preservation of Corporate Existence, etc.........................................75

                  SECTION 7.1.3 Maintenance of Properties........................................................75

                  SECTION 7.1.4 Payment of Taxes.................................................................75


                                      iv


                  SECTION 7.1.5 Compliance with Statutes, etc....................................................75

                  SECTION 7.1.6 Insurance........................................................................76

                  SECTION 7.1.7 Inspection of Property and Books and Records.....................................76

                  SECTION 7.1.8 [Reserved].......................................................................76

                  SECTION 7.1.9 Future Subsidiaries..............................................................76

                  SECTION 7.1.10 Use of Proceeds.................................................................77

                  SECTION 7.1.11 Transactions with Affiliates....................................................77

                  SECTION 7.1.12 Business Activities.............................................................77

                  SECTION 7.1.13 End of Fiscal Year..............................................................77

         SECTION 7.2 Negative Covenants..........................................................................78

                  SECTION 7.2.1 Modification of Certain Agreements...............................................78

                  SECTION 7.2.2 Indebtedness.....................................................................78

                  SECTION 7.2.3 Liens............................................................................80

                  SECTION 7.2.4 Financial Condition and Operations...............................................82

                  SECTION 7.2.5 Investments......................................................................84

                  SECTION 7.2.6 Restricted Payments, etc.........................................................86

                  SECTION 7.2.7 Consolidations and Mergers; Sales of Assets......................................87

ARTICLE VIII EVENTS OF DEFAULT...................................................................................88

         SECTION 8.1 Listing of Events of Default................................................................88

                  SECTION 8.1.1 Non-Payment of Obligations.......................................................88

                  SECTION 8.1.2 Breach of Warranty...............................................................88

                  SECTION 8.1.3 Non-Performance of Certain Covenants and Obligations.............................88

                  SECTION 8.1.4 Non-Performance of Other Covenants and Obligations...............................88

                  SECTION 8.1.5 Default on Other Indebtedness....................................................89


                                       v


                  SECTION 8.1.6 Judgments........................................................................89

                  SECTION 8.1.7 ERISA............................................................................89

                  SECTION 8.1.8 Control of the Borrower..........................................................89

                  SECTION 8.1.9 Bankruptcy, Insolvency, etc......................................................89

                  SECTION 8.1.10 Impairment of Security, etc.....................................................90

         SECTION 8.2 Action if Bankruptcy........................................................................90

         SECTION 8.3 Action if Other Event of Default............................................................90

ARTICLE IX THE AGENTS............................................................................................91

         SECTION 9.1 Actions.....................................................................................91

         SECTION 9.2 Funding Reliance, etc.......................................................................92

         SECTION 9.3 Exculpation.................................................................................92

         SECTION 9.4 Successor...................................................................................92

         SECTION 9.5 Loans by Agents.............................................................................93

         SECTION 9.6 Credit Decisions............................................................................93

         SECTION 9.7 Copies, etc.................................................................................93

ARTICLE X MISCELLANEOUS PROVISIONS...............................................................................94

         SECTION 10.1 Waivers, Amendments, etc...................................................................94

         SECTION 10.2 Notices....................................................................................95

         SECTION 10.3 Payment of Costs and Expenses..............................................................96

         SECTION 10.4 Indemnification............................................................................96

         SECTION 10.5 Survival...................................................................................97

         SECTION 10.6 Severability...............................................................................98

         SECTION 10.7 Headings...................................................................................98

         SECTION 10.8 Execution in Counterparts, Effectiveness, etc..............................................98


                                       vi


         SECTION 10.9 Governing Law; Entire Agreement............................................................98

         SECTION 10.10 Successors and Assigns....................................................................98

         SECTION 10.11 Sale and Transfer of Loans and Notes; Participations in Loans and Notes...................99

                  SECTION 10.11.1 Assignments....................................................................99

                  SECTION 10.11.2 Participations................................................................101

         SECTION 10.12 Other Transactions.......................................................................102

         SECTION 10.13 Confidentiality..........................................................................102

         SECTION 10.14 Forum Selection and Consent to Jurisdiction..............................................104

         SECTION 10.15 Waiver of Jury Trial.....................................................................104

ANNEX I           -        Lender Information
SCHEDULE I        -        Disclosure Schedule
SCHEDULE II       -        Specified Real Properties
EXHIBIT A-1       -        Form of Revolving Note
EXHIBIT A-2       -        Form of Term A Note
EXHIBIT A-3       -        Form of Term B Note
EXHIBIT A-4       -        Form of Term C Note
EXHIBIT A-5       -        Form of Swing Line Note
EXHIBIT B-1       -        Form of Borrowing Request
EXHIBIT B-2       -        Form of Issuance Request
EXHIBIT C         -        Form of Continuation/Conversion Notice
EXHIBIT D         -        Form of Second Amendment Effective Date Certificate
EXHIBIT E         -        Form of Compliance Certificate
EXHIBIT F         -        Form of Lender Assignment Agreement
EXHIBIT G         -        Form of Solvency Certificate

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 22, 2000 (amending and restating the Credit Agreement, dated as of April 30, 1997), is among KSL RECREATION GROUP, INC. (the "BORROWER"), a Delaware corporation and the wholly-owned Subsidiary (such term, and other capitalized terms used herein, to have the meanings provided in SECTION 1.1) of KSL Recreation Corporation, a Delaware corporation ("KSL"), the various financial institutions as are or may become parties hereto (collectively, the "LENDERS", and, individually, a "LENDER"), CREDIT SUISSE FIRST BOSTON (as successor in interest to Donaldson Lufkin & Jenrette Securities Corporation, "CSFB"), as lead arranger (in such capacity, the "LEAD ARRANGER") and a joint book manager (in such capacity, a "JOINT BOOK MANAGER"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as a joint book manager (in such capacity, a "JOINT BOOK MANAGER") and the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and SALOMON SMITH BARNEY INC. (as successor in interest to BancAmerica Securities, Inc., "SSB"), as a joint book manager (in such capacity, a "JOINT BOOK MANAGER") and the syndication agent (in such capacity, the "SYNDICATION AGENT").



                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of April 30, 1997 (as amended by Amendment No. 1, dated as of April 20, 1998 and as otherwise amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT"), among the Borrower, certain financial institutions and other Persons from time to time party thereto (the "EXISTING LENDERS") and the Agents, the Existing Lenders were committed to make extensions of credit to the Borrower on the terms and conditions set forth therein and made term A loans (the "EXISTING TERM A LOANS"), term B loans (the "EXISTING TERM B LOANS"), revolving loans (the "EXISTING REVOLVING LOANS"), swing line loans (the "EXISTING SWING LINE LOANS", and collectively with the Existing Term A Loans, the Existing Term B Loans and the Existing Revolving Loans, the "EXISTING LOANS") and letters of credit (the "EXISTING LETTERS OF CREDIT") to the Borrower;

         WHEREAS, the Borrower intends to consummate the acquisition (the "BILTMORE ACQUISITION") of all of the assets of Arizona Biltmore Resort and Spa (the "BILTMORE") for an amount approximately equal to the sum of (a) $278,200,000 as cash consideration, (b) $59,800,000 resulting from the assumption of the existing mortgage on the Biltmore (the "MORTGAGE ASSUMPTION") and (c) approximately $5,300,000 related to fees and expenses (the "EXPENSE PAYMENTS", and together with the Biltmore Acquisition and the Mortgage Assumption, the "TRANSACTION")

         WHEREAS, in connection with the Transaction and the ongoing working capital and general corporate needs of the Borrower, the Borrower desires to, among other things, continue the Existing Loans as Loans under this Agreement and obtain the Commitments to make Credit Extensions set forth herein;

         WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in its entirety to become effective and binding on the Borrower pursuant to the terms of this Agreement, and the Lenders (including the Existing Lenders) have agreed (subject to the terms of this Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the parties to the Existing Credit Agreement that (a) the commitments which the Existing Lenders have agreed to extend to the Borrower under the Existing Credit Agreement shall be extended or advanced upon the amended and restated terms and conditions contained in this Agreement, and (b) the Existing Loans and other Obligations outstanding under the Existing Credit Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained in this Agreement, with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (each of which shall hereafter have no further effect upon the parties thereto, other than as referenced herein and other than for accrued fees and expenses, and indemnification provisions, accrued and owing under the terms of the Existing Credit Agreement on or prior to the date hereof or arising (in the case of an indemnification) under the terms of the Existing Credit Agreement); PROVIDED, that any Rate Protection Agreements with any one or more Existing Lenders (or their respective Affiliates) shall continue unamended and in full force and effect;

         WHEREAS, all Loans and Obligations shall continue to be and shall be guaranteed pursuant to the Guaranty executed and delivered by each Restricted Subsidiary required to do so under the Existing Credit Agreement and secured pursuant to the Pledge Agreement executed and delivered by the Borrower pursuant to the Existing Credit Agreement; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend such Commitments and make such Loans to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower;

         NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is amended and restated in its entirety as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Stock of any Person, or otherwise causing any Person to become a Subsidiary, (c) a merger or consolidation or any other combination with another Person (other than with a Person that is a Restricted Subsidiary), PROVIDED that the Borrower or one of its Restricted Subsidiaries is the surviving entity or (d) an Unrestricted Subsidiary becoming a Restricted Subsidiary.

         "ADJUSTED EBITDA" means, with respect to any particular Person, for such Person and its Restricted Subsidiaries, for any applicable period, the sum (without duplication) of

                  (a) EBITDA of such Person and each of its Restricted Subsidiaries,

plus

                  (b) the amount of refundable membership deposits paid in cash, PLUS principal payments in cash received on notes in respect thereof, MINUS the amount of any refunds paid in cash in respect of such deposits or amounts.

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to SECTION 9.4.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). With respect to any Lender or the Issuer, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power to vote 51% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners of such "controlled" Person. With respect to all other Persons, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners of such "controlled" Person; or

                  (b) to direct or cause the direction of the management and policies of such "controlled" Person whether through ownership of voting securities, membership or partnership interests, by contract or otherwise.

          "AGENT" means, as the context may require, the Administrative Agent and/or the Syndication Agent.

         "AGREEMENT" means, on any date, the Existing Credit Agreement as amended and restated hereby and as further amended, supplemented, amended and restated, or otherwise modified from time to time and in effect on such date.

         "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

                  (a)      the Base Rate in effect on such day; and

                  (b)      the Federal Funds Rate in effect on such day plus
                           1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "AMENDMENT NO. 1" means the First Amendment to Credit Agreement, dated as of April 20, 1998, among the Borrower, the Consenting Obligors, the Lenders and the Agents parties thereto.

         "ANNUAL PAYMENT DATE" means each annual anniversary of the Closing Date (or Second Amendment Effective Date in the case of Term C Loans) or, if such day is not a Business Day, the next succeeding Business Day.

         "APPLICABLE COMMITMENT FEE" means, with respect to the fee payable to the Lenders pursuant to SECTION 3.3.1, during the applicable periods set forth below, the applicable percentage set forth below under the column entitled "Applicable Commitment Fee":


                Leverage Ratio              Applicable Commitment Fee
                --------------              -------------------------
         Greater than 5.5:1                         0.425%

         Less than or equal to 5.5:1                0.375%
           and greater than 5.0:1

         Less than or equal to 5.0:1                0.375%
           and greater than 4.5:1

         Less than or equal to 4.5:1                0.350%
           and greater than 4.0:1

         Less than or equal to 4.0:1                0.300%
           and greater than 3.5:1

         Less than or equal to 3.5:1                0.250%
           and greater than 3.0:1

         Less than or equal to 3.0:1                0.200%

         The Leverage Ratio used to compute the Applicable Commitment Fee shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. In the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Commitment Fee which is greater or lesser than the Applicable Commitment Fee then in effect, then (A) such greater or lesser Applicable Commitment Fee shall be deemed to be in effect for all purposes of this Agreement from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1 and (B) if the Borrower shall have made any payment in respect of fees during the period from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then, on the next Quarterly Payment Date, the Borrower shall pay in the form of a supplemental payment of fees, an amount which equals the difference between the amount of fees that would otherwise have been paid based on such new Leverage Ratio and the amount of such fees so paid, or, as the case may be, an amount shall be deducted from the fees then otherwise payable in an amount which equals the difference between the amount of fees so paid and the amount of fees that would otherwise have been paid based on such new Leverage Ratio.

         "APPLICABLE MARGIN" means, at any time prior to the Second Amendment Effective Date, the applicable amounts set forth in the Existing Credit Agreement, and at any time on and after the Second Amendment Effective Date,

                  (a) with respect to the unpaid principal amount of any Term A Loan or Term B Loan maintained as (i) a Base Rate Loan, 1.50%, and (ii) a LIBO Rate Loan, 2.50%;

                  (b) with respect to the unpaid principal amount of any Term C Loan maintained as (i) a Base Rate Loan, 1.75%, and (ii) a LIBO Rate Loan, 2.75%;

                  (c) with respect to the unpaid principal amount of each Revolving Loan maintained as (i) a Base Rate Loan, the applicable percentage set forth below under the column entitled "Applicable Margin for Base Rate Revolving Loans", and (ii) a LIBO Rate Loan, the applicable percentage set forth below under the column entitled "Applicable Margin for LIBO Rate Revolving Loans":


                                      Applicable Margin            Applicable Margin
                                        for Base Rate                for LIBO Rate
        Leverage Ratio                 Revolving Loans              Revolving Loans
        --------------                -----------------            -----------------
Greater than 5.5:1                          1.875%                       2.875%
Less than or equal
  to 5.5:1 and                              1.625%                       2.625%
  greater than 5.0:1
Less than or equal                          1.250%                       2.250%


                                      -5-

                                      Applicable Margin            Applicable Margin
                                        for Base Rate                for LIBO Rate
        Leverage Ratio                 Revolving Loans              Revolving Loans
        --------------                -----------------            -----------------

  to 5.0:1 and
  greater than 4.5:1
Less than or equal
  to 4.5:1 and                              1.000%                       2.000%
  greater than 4.0:1
Less than or equal
  to 4.0:1 and                              0.750%                       1.750%
  greater than 3.5:1
Less than or equal
  to 3.5:1 and                              0.500%                       1.500%
  greater than 3.0:1
Less than or equal                          0.250%                      1.250%.
  to 3.0:1

         The Leverage Ratio used to compute the "Applicable Margin for Base Rate Revolving Loans" and the "Applicable Margin for LIBO Rate Revolving Loans" shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1; changes in the "Applicable Margin for Base Rate Revolving Loans" and the "Applicable Margin for LIBO Rate Revolving Loans" resulting from a change in the Leverage Ratio shall become effective (as of the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered) upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. In the event such Compliance Certificate indicates a Leverage Ratio that would result in an Applicable Margin which is greater or lesser than the Applicable Margin then in effect, then (A) such greater or lesser Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1 and (B) if the Borrower shall have made any payment in respect of interest during the period from the first day following the Fiscal Quarter in respect of which such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then, on the next Quarterly Payment Date, the Borrower shall pay in the form of a supplemental payment of interest, an amount which equals the difference between the amount of interest that would otherwise have been paid based on such new Leverage Ratio and the amount of such interest so paid, or, as the case may be, an amount shall be credited to the Borrower in an amount which equals the difference between the amount of interest so paid and the amount of interest that would otherwise have been paid based on such new Leverage Ratio.

         "APPROVED FUND" means any Person (other than a natural Person) that
(a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (b) is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

         "AUTHORIZED OFFICER" means, relative to the Borrower and any other Obligor, those of its officers whose signatures and incumbency shall have been certified to the Agents and the Lenders pursuant to SECTION 5.1.1 and such other officers of the Borrower as the Borrower designates in writing as such to the Administrative Agent.

         "AVAILABLE AMOUNT" means, on any date (the"REFERENCE DATE"), an amount equal to (a) the sum of (i) the aggregate amount of net cash proceeds received by the Borrower (x) in respect of equity contributions made to the Borrower by Persons other than Subsidiaries of the Borrower after the Closing Date and on or prior to the Reference Date or (y) from issuances of equity of the Borrower after the Closing Date and on or prior to the Reference Date, PLUS (ii) the cumulative amount of Excess Cash Flow not required to be applied to prepayments pursuant to CLAUSE (g) of SECTION 3.1.1 on or prior to the Reference Date, PLUS (iii) the aggregate amount of prepayments refused by Lenders pursuant to CLAUSE (b)(i)(B) of SECTION 3.1.2 and retained by the Borrower pursuant to CLAUSES (b)(i)(C) and (b)(i)(D) of SECTION 3.1.2, on or prior to the Reference Date, MINUS (b) the sum of (i) the aggregate amount of any Investments (as such aggregate amount is determined in accordance with the definition of"Investment") made by the Borrower or any Restricted Subsidiary pursuant to CLAUSE (j)(ii) of SECTION 7.2.5 on or prior to the Reference Date and (ii) the aggregate amount paid by the Borrower in connection with any prepayment, repurchase or redemption of the Senior Subordinated Notes pursuant to CLAUSE (g) of SECTION 7.2.6 on or prior to the Reference Date.

         "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York, New York as its base rate for Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

         "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "BILTMORE" is defined in the SECOND RECITAL.

         "Biltmore Acquisition" is defined in the second recital.

         "BORROWER" is defined in the PREAMBLE.

         "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

         "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                  (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in CLAUSE (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "CAPITAL EXPENDITURES" means, for any period, the sum of (a) the aggregate amount of all expenditures of the Borrower and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, and (b) without duplication, the aggregate amount of all cash payments made during such period in respect of all Capitalized Lease Liabilities allocable to the principal component thereof; PROVIDED that the term "Capital Expenditures" shall not include (i) expenditures made in connection with the replacement, substitution or restoration of assets (A) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored or (B) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced,
(ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iii) Capitalized Lease Liabilities paid in respect of equipment that is leased in substitution for, or as replacement in connection with the trade-in of, existing similar equipment, (iv) the purchase of plant, property or equipment made within one year of the sale of any asset in replacement of such asset to the extent purchased with the proceeds of such sale and Capitalized Lease Liabilities paid in respect of such replaced asset and (v) the portion of the purchase price in connection with any Acquisition that would otherwise be included as additions to property, plant or equipment and Capitalized Lease Liabilities assumed or incurred in connection with any Acquisition.

         "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, are classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, and the stated maturity thereof shall be determined in accordance with GAAP.

         "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital of such Person, including if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether now outstanding or issued after the Closing Date.

         "Cash Equivalent Investment" means, at any time:

                  (a) any direct obligation of (or guaranteed by) the United States government (or any agency or instrumentality thereof) maturing not more than two years after the date of acquisition thereof;

                  (b) any direct obligation of (or guaranteed by) any state of the United States (or any political subdivision, agency or instrumentality thereof) maturing not more than two years after the date of acquisition thereof and, at the time of such acquisition, rated at least investment grade by either S&P or Moody's (or, if at any time neither S&P or Moody's shall be rating such obligations, then from another nationally recognized rating agency);

                  (c) commercial paper, maturing not more than twelve months from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-2 by S&P or P-2 by Moody's (or, if at any time neither S&P or Moody's shall be rating such obligations, then from another nationally recognized rating agency), or

                           (ii)     any Lender (or its holding company);

                  (d) any certificate of deposit or bankers' acceptance, maturing not more than two years after the date of acquisition thereof, which is issued by either

                           (i) any bank which has a combined capital and surplus not less than $250,000,000 (or in the case of foreign banks, the Dollar equivalent thereof), or

                           (ii)     any Lender;

                  (e) any repurchase agreement entered into with any Lender or any commercial banking institution of the stature referred to in CLAUSE
         (d)(i) above or securities dealers of recognized national standing which

                           (i) is for any obligation of the type described in CLAUSE (a), (b) or (d) above, and

                           (ii) has a term of not more than 30 days for underlying obligations of the type described in CLAUSE (a),
                  (b) or (d) above;

                  (f) shares of investment companies that are registered under the Investment Company Act of 1940 and invest solely in one or more of the types of securities described in CLAUSES (a) through (e) above; and

                  (g) short-term, high quality liquid investments made by a Foreign Subsidiary in the ordinary course of managing its cash.

         "CERCLA" has the meaning specified in the definition of"Environmental Laws".

         "CHANGE OF CONTROL" means, and shall be deemed to have occurred if:
(a) (i) KKR, its successors and its Affiliates and management of the Borrower shall cease to own in the aggregate, directly or indirectly, beneficially and of record, 35% of the outstanding Voting Stock of the Borrower (other than as the result of (A) one or more public offerings of common stock of the Borrower or (B) a widely distributed private placement of common stock of the Borrower that does not provide any special director designation or special election rights or other special corporate governance rights to the holders of such shares, in each case whether by the Borrower or another Person) and/or (ii) any Person or"group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) shall at any time have acquired direct or indirect beneficial ownership of a percentage of the outstanding Voting Stock of the Borrower that exceeds in the aggregate the percentage of such Voting Stock then beneficially owned, directly or indirectly, by KKR, its successors and its Affiliates and management of the Borrower, unless, in the case of either CLAUSE(a)(i) or (a)(ii) above, KKR, its successors and its Affiliates and management of the Borrower have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Borrower; and/or (b) at any time Continuing Directors shall not constitute a majority of the Board of Directors of the Borrower.

         "CLOSING DATE" means April 30, 1997, the date of the making of the initial Credit Extensions under the Existing Credit Agreement.

         "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "COMMITMENT" means, as the context may require, a Lender's Term C Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or the Swing Line Lender's Swing Line Loan Commitment.

         "COMMITMENT AMOUNT" means, as the context may require, the Term C Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "COMMITMENT TERMINATION DATE" means, as the context may require, the Term C Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

         "Commitment Termination Event" means

                  (a) the occurrence of any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9; or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the Loans to be due and payable pursuant to SECTION 8.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction, or with the consent, of the Required Lenders, to the Borrower that the Commitments have been terminated.

         "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by the chief executive, financial or accounting Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto, as amended, supplemented, amended and restated or otherwise modified from time to time, together with such changes thereto as the Agents may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

         "CONFIDENTIAL MEMORANDUM" means the Confidential Information Memorandum dated April 1997, describing the KSL Recreation Group, Inc. $275,000,000 senior secured credit facilities.

         "CONSOLIDATED GROSS REVENUES" means, for any period, the consolidated gross revenues of the Borrower and its Restricted Subsidiaries for such period, determined in accordance with GAAP.

         "CONSOLIDATED NET INCOME" means, with respect to any particular Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; PROVIDED, HOWEVER, that (i) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto) shall be excluded, (ii) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business shall be excluded, or (iii) the Net Income for such period of the referent Person attributable to any Person that is not a Restricted Subsidiary of the Borrower, or that is accounted for by the equity method of accounting, shall be included only to the extent of dividends or distributions or other net payments paid in cash (or to the extent converted into cash) to the referent Person or a Restricted Subsidiary (except for directors' qualifying shares) in respect of such period.

         "CONSOLIDATED WORKING CAPITAL" means, with respect to the Borrower, at any date, the excess of (a) the sum of all amounts (other than cash and cash equivalents) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries on such date, but excluding the current portion of any Total Funded Debt.

         "CONTINGENT OBLIGATION" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, with or without recourse, to provide funds for payment to, to purchase from, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of scheduled dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. Notwithstanding the foregoing, the term "Contingent Obligation" shall not include (a) endorsements of instruments for deposit or collection in the ordinary course of business, (b) guarantees made by a Person of the obligations of a Restricted Subsidiary of such Person that do not constitute Indebtedness of such Restricted Subsidiary and are incurred in the ordinary course of business of such Restricted Subsidiary and (c) obligations arising from agreements providing for indemnification or adjustment of purchase price (or from guarantees supporting any obligations pursuant to any such agreements) incurred in connection with the disposition of any business or assets or Restricted Subsidiary.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

         "CONTINUING DIRECTOR" means, at any date, an individual (a) who is a member of the Board of Directors of the Borrower, as the case may be, on the Closing Date, (b) who, as at such date, has been a member of such Board of Directors for at least the 12 preceding months (or, for the period comprising the first 12 months after the Closing Date, has been a member of such Board of Directors at least since the Closing Date), or (c) who has been nominated to be a member of such Board of Directors, directly or indirectly, by KKR or Persons nominated by KKR or has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

         "CORPORATE SALE TRANSACTION" means a one-time transfer (pursuant to CLAUSE (k) of SECTION 7.2.5, CLAUSE (f) of SECTION 7.2.6 or CLAUSE (c) of
SECTION 7.2.7) of all or a portion of the Capital Stock or assets of one of the Borrower's Restricted Subsidiaries, PROVIDED that, in any event, such transaction shall only be permitted to the extent that (i) such transfer is designated as the "Corporate Sale Transaction" by notice in writing from the Borrower to the Agents, (ii) only one transaction (or series of directly related transactions), involving a single Restricted Subsidiary (and any of its Subsidiaries), may be designated as the "Corporate Sale Transaction",
(iii) both immediately before and after giving effect to such "Corporate Sale Transaction", no Default or Event of Default shall have occurred and be continuing or would result therefrom, (iv) immediately after giving PRO FORMA effect to such "Corporate Sale Transaction", as if such transaction had occurred at the beginning of the applicable Test Period, (A) the Interest Coverage Ratio as of the end of the applicable Test Period would not be any lower than the Interest Coverage Ratio set forth in the Compliance Certificate most recently delivered to the Administrative Agent pursuant to
SECTION 7.1.1 for the Test Period immediately prior to giving effect to such transaction and (B) the Leverage Ratio as of the end of the applicable Test Period would not be any greater than the Leverage Ratio set forth in the Compliance Certificate most recently delivered to the Administrative Agent pursuant to SECTION 7.1.1 for the Test Period immediately prior to giving effect to such transaction and (v) the Borrower shall have delivered to the Agents prior to the consummation of such transaction a certificate of the Borrower executed by its chief financial Authorized Officer stating that the statements made in the foregoing CLAUSES (iii) and (iv) are true and correct and demonstrating (in reasonable detail, including with respect to appropriate calculations and computations) compliance with the requirements set forth in SUBCLAUSES (A) and (B) of the foregoing CLAUSE (iv).

         "CREDIT EXTENSION" means, as the context may require,

                  (a)      the making of a Loan by a Lender; or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by the Issuer.

         "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

         "CSFB" is defined in the PREAMBLE.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DEFAULTING LENDER" means any Lender with respect to which a Lender Default is in effect.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as SCHEDULE I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Agents and the Required Lenders.

         "DISPOSITION" means the sale, conveyance, issuance or other disposition of any property, business or assets by the Borrower or any Restricted Subsidiary (including receivables of or owned by, and Capital Stock owned by, the Borrower or such Restricted Subsidiary, and in all cases whether now owned or hereafter acquired), other than (a) the issuance of Capital Stock of the Borrower, (b) sales, conveyances or other dispositions in the ordinary course of business

(including sales, conveyances or other dispositions of inventory in the ordinary course and including sales, conveyances or other dispositions in the ordinary course of business of condominium units and other similar interests in real property in connection with the Borrower's property development and property management activities in an aggregate amount not to exceed $10,000,000 during the term of this Agreement) and (c) the Corporate Sale Transaction.

         "DOLLAR" and the sign "$" mean lawful money of the United States.

         "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "Domestic Office" below its name in ANNEX I hereto or as set forth in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "DOMESTIC SUBSIDIARY" means any Restricted Subsidiary that is not a Foreign Subsidiary.

         "EBITDA" means, with respect to any particular Person, for such Person and its Restricted Subsidiaries, for any applicable period, the sum (without duplication) of

                  (a) Consolidated Net Income of such Person and its Restricted Subsidiaries,

plus

                  (b) the amount deducted by such Person and its Restricted Subsidiaries, in determining Consolidated Net Income of such Person and its Restricted Subsidiaries, representing non-cash charges, including in respect of amortization, depreciation, restructuring charges or reserves, other reserves and non-recurring charges, plus

                  (c) the amount deducted, in determining Consolidated Net Income of such Person and its Restricted Subsidiaries, of all federal, state and local income taxes (whether paid in cash or deferred) of such Person and its Restricted Subsidiaries, plus

                  (d) the amount deducted, in determining Consolidated Net Income of such Person and its Restricted Subsidiaries, of Interest Expense and non-cash interest expense of such Person and its Restricted Subsidiaries,

                  (e) MINUS the amount included by such Person and its Restricted Subsidiaries, in determining Consolidated Net Income of such Person and its Restricted Subsidiaries, representing non-cash gains, minus

                  (f) the amount included by such Person and its Restricted Subsidiaries, in determining Consolidated Net Income of such Person and its Restricted Subsidiaries, representing non-recurring gains.

         "ELIGIBLE ASSIGNEE" means and includes each Lender (and any Affiliate thereof), an Approved Fund, any commercial bank, any financial institution, any fund that is regularly engaged in making, purchasing or investing in loans or any Person that would satisfy the requirements of an "accredited investor" (as defined in SEC Regulation D, but excluding a natural person).

         "ENVIRONMENTAL CLAIMS" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by the Borrower or any of its Subsidiaries (a) in the ordinary course of such Person's business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "CLAIMS"), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "ENVIRONMENTAL LAWS" means any and all present and future laws, statutes, ordinances, rules, regulations, requirements, restrictions, permits, orders, and determinations of any governmental authority that have the force and effect of law, pertaining to pollution (including Hazardous Materials), natural resources or the environment, whether federal, state, or local, including environmental response laws such as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same may be further amended (hereinafter collectively called "CERCLA").

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA EVENT" means any of the following if such event or occurrence could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the failure to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a Lien under
Section 302(f) of ERISA; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under
Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Event of Default" is defined in Section 8.1.

         "EXCESS  CASH FLOW" means, for any Fiscal Year, the excess (if any), of

                  (a) the sum for such Fiscal Year, without duplication, of:

                           (i) Consolidated Net Income of the Borrower and its Restricted Subsidiaries;

         plus

                           (ii) the amount deducted by the Borrower and its
                  Restricted Subsidiaries, in determining Consolidated Net Income of the Borrower and its Restricted Subsidiaries, representing non-cash charges, including in respect of amortization, depreciation, restructuring charges or reserves, other reserves and non-recurring charges;

         plus

                           (iii)    decreases in Consolidated Working Capital;

OVER
                  (b)   the sum for such Fiscal Year, without duplication, of

                           (i) the amount included by the Borrower and its Restricted Subsidiaries of all non-cash credits, in determining Consolidated Net Income;

         plus

                           (ii) the aggregate amount of all principal payments
                  of Indebtedness of the Borrower or its Restricted Subsidiaries (including any Term Loans and the principal component of payments in respect of Capitalized Lease Liabilities but excluding Term Loans prepaid pursuant to CLAUSE (g) of SECTION 3.1.1) made during such Fiscal Year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder);

         plus

                           (iii) to the extent accompanied by a permanent
                  reduction in the Revolving Loan Commitment Amount, voluntary prepayments of the principal amount of Revolving Loans and Swing Line Loans;

         plus

                           (iv)     increases in Consolidated Working Capital;

         plus

                           (v) Capital Expenditures permitted hereunder and
                  actually made by the Borrower and its Restricted Subsidiaries in such Fiscal Year (excluding the principal amount of Indebtedness incurred in connection with such Capital Expenditures, whether incurred in such Fiscal Year or in a subsequent Fiscal Year);

         plus

                           (vi) the amount of cash payments by the Borrower and
                  its Restricted Subsidiaries during such Fiscal Year in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries other than Indebtedness;

         plus

                           (vii) the amount of Investments made during such
                  Fiscal Year in cash pursuant to CLAUSE (e), (h), (i) or (j) of
                  SECTION 7.2.5 to the extent that such Investments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries;

         plus

                           (viii) the aggregate amount of expenditures actually
                  made by the Borrower and its Restricted Subsidiaries in cash during such Fiscal Year (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such Fiscal Year;

         plus

                           (ix) the aggregate amount of dividends paid to KSL in accordance with CLAUSES (d), (e) and (h) of
                  SECTION 7.2.6;

PROVIDED, HOWEVER, that Excess Cash Flow for any Fiscal Year shall not be deemed to be less than zero.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "Existing Credit Agreement" is defined in the first recital.

         "Existing Lenders" is defined in the first recital.

         "Existing Letters of Credit" is defined in the first recital.

         "Existing Loans" is defined in the first recital.

         "Existing Revolving Loans" is defined in the first recital.

         "Existing Swing Line Loans" is defined in the first recital.

         "Existing Term A Loans" is defined in the first recital.

         "Existing Term B Loans" is defined in the first recital.

         "Expense Payments" is defined in the second recital.

         "FEDERAL FUNDS RATE" means, for any day, a fluctuating interest rate per annum equal to

                  (a) the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

         "FEE LETTER" means that certain confidential letter, dated November 17, 2000, among KSL and the Agents.

         "FIRST AMENDMENT EFFECTIVE DATE" means the date of effectiveness of Amendment No. 1 pursuant to the terms thereof.

         "FISCAL QUARTER" means any quarter of a Fiscal Year ending on the last day of January, April, July or October.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on October 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1997 Fiscal Year") refer to the Fiscal Year ending on October 31 of such calendar year.

         "Fiscal Year End" is defined in Section 7.1.13.

         "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis of:

                  (a) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries (for all such Fiscal Quarters);

TO
                  (b)      the sum (for all such Fiscal Quarters) of

                           (i) Interest Expense of the Borrower and its Restricted Subsidiaries;

         plus

                           (ii) scheduled principal repayments of the Term Loans
                  pursuant to the provisions of CLAUSES (c), (d) and (e) of
                  SECTION 3.1.1 after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Term Loans;

         plus

                           (iii) all federal, state and foreign income taxes
                  actually paid in cash by the Borrower and its Restricted Subsidiaries (including payments made to any Affiliate of the Borrower other than a Restricted Subsidiary in respect of any tax sharing agreement, including the Tax Sharing Agreement);

         plus

                           (iv)  Ordinary Capital Expenditures;

         plus

                           (v) dividends made by the Borrower in cash pursuant to SECTION 7.2.6;

PROVIDED, HOWEVER, that in computing the Fixed Charge Coverage Ratio for the fourth Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE
(b) above shall equal the sum of the amounts set forth in CLAUSE (b) for such Fiscal Quarter and the two immediately preceding Fiscal Quarters, multiplied by 4/3.

         "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States,
(b) which conducts the major portion of its business outside of the United States and (c) all or substantially all of the property and assets of which are located outside of the United States.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in SECTION 1.4.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GUARANTY" means the guaranty, dated as of April 30, 1997, executed and delivered by each Restricted Subsidiary pursuant to the terms of the Existing Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "HAZARDOUS MATERIALS" means any substance that is defined or listed as a hazardous, toxic or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including (a) any substance that is a"hazardous substance" under CERCLA and (b) petroleum wastes or products.

         "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

                  (a) which questions the status of the Borrower and its Restricted Subsidiaries, taken as a whole, as a "going concern";

                  (b) which relates to the limited scope of examination of any material portion of the records of the Borrower and its Restricted Subsidiaries relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 7.2.4.

         "INCLUDING" and"INCLUDE" means including without limiting the generality of any description preceding such term.

         "Increased Commitment Amount" is defined in Section 10.1.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (a)      all obligations of such Person for borrowed money;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c)      all Capitalized Lease Liabilities of such Person;

                  (d) net monetary liabilities of such Person under all Hedging Obligations (calculated, at any time, as the aggregate amount (giving effect to any netting agreements) that the Borrower or a Restricted Subsidiary would be required to pay if the agreements giving rise to such Hedging Obligations were terminated at such time);

                  (e) all obligations of such Person to pay the deferred purchase price of property or services that, in accordance with GAAP, would be included on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (f)      all indebtedness referred to in CLAUSES (a), (b),
         (c) and (e) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                  (g) all Contingent Obligations of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless the express terms of the relevant partnership or joint venture agreement provide that liabilities incurred in connection therewith are completely without recourse to such

Person or is of limited recourse to such Person, in which case the amount of Indebtedness of such Person in respect thereof shall be limited to the extent of such recourse against such Person.

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "INSOLVENCY PROCEEDING" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, rehabilitation, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, ET SEQ.).

         "INTEREST COVERAGE RATIO" means, at the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

                  (a) EBITDA of the Borrower and its Restricted Subsidiaries (for all such Fiscal Quarters)

TO

                  (b) the sum (for all such Fiscal Quarters) of Interest Expense of the Borrower and its Restricted Subsidiaries;

PROVIDED, HOWEVER, that in computing the Interest Coverage Ratio for

                  (c) the second Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the Interest Expense of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, multiplied by four;

                  (d) the third Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the aggregate Interest Expense of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter and the immediately preceding Fiscal Quarter, multiplied by two; and

                  (e) the fourth Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall equal the aggregate Interest Expense of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter and the two immediately preceding Fiscal Quarters, multiplied by 4/3.

         "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate cash interest expense (net of cash interest income) of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding deferred financing costs and other non-cash interest expense.

         "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six (or, if available to all the Lenders making such Loans as determined by such Lenders in good faith based on prevailing market conditions, nine or twelve) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than fifteen different dates (PROVIDED, that, in any event, the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates with respect to Revolving Loans, ten different dates with respect to Term A Loans, ten different dates with respect to Term B Loans and ten different dates with respect to Term C Loans);

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

         "INVESTMENT" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other
         Person;

                  (b) any Contingent Obligation of such Person incurred in connection with loans or advances described in CLAUSE (a); and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity, or distributions or dividends paid, thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair value of such property at the time of such Investment, as determined in good faith by the Borrower.

         "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

         "ISSUER" means Scotiabank in its capacity as issuer of the Letters of Credit, together with each other Person as shall have subsequently been appointed as the successor Issuer in accordance with SECTION 9.4. At the request of Scotiabank or such successor Issuer, another Lender with a Revolving Loan Commitment or an Affiliate of Scotiabank may issue one or more Letters of Credit hereunder and shall be deemed to be the Issuer with respect to such Letters of Credit.

         "Joint Book Manager" is defined in the preamble.

         "KKR" means Kohlberg Kravis Roberts & Co., L.P.

         "KSL" is defined in the PREAMBLE.

         "LEAD ARRANGER" is defined in the PREAMBLE.

         "LENDER ASSIGNMENT AGREEMENT" means a lender assignment agreement substantially in the form of EXHIBIT F hereto.

         "LENDER DEFAULT" means, as a result of the appointment of a receiver or conservator with respect to any Lender, at the direction or request of any regulatory agency or authority, either (a) the refusal or failure (which has not been retracted or cured) of such Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under SECTION 2.6.1 or (b) such Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with its obligations under SECTION 2.1 or under SECTION 2.6.1.

         "LENDERS" is defined in the PREAMBLE and, in addition, shall include
(a) all Existing Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date (whether or not a signatory hereto) and (b) any Eligible Assignee that becomes a Lender pursuant to SECTION 10.11.1.

          "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against any Indemnified Party in connection with or arising from:

                  (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of the Borrower's Subsidiaries' or any of their respective predecessors' properties;

                  (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in SECTION 6.12;

                  (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws (including any Environmental Claim); or

                  (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

          "Letter of Credit" is defined in Section 2.1.2.

          "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.2 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligations of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

         "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $20,000,000, as such amount may be permanently reduced from time to time pursuant to SECTION 2.2.

         "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

                  (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

plus

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "LEVERAGE RATIO" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) Total Funded Debt(net of unrestricted cash of the Borrower and its Restricted Subsidiaries) outstanding on the last day of such Fiscal Quarter

TO
                  (b) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters(provided that, with respect to any Restricted Subsidiary created or acquired at any time during such period, Adjusted EBITDA of such Restricted Subsidiary shall be determined on a PRO FORMA basis as if such Restricted Subsidiary were created or acquired on the first day of such period);

PROVIDED, HOWEVER, that in computing the Leverage Ratio for

                  (c) the second Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall be determined by reference to Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, multiplied by four;

                  (d) the third Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall be determined by reference to Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter and the immediately preceding Fiscal Quarter, multiplied by two; and

                  (e) the fourth Fiscal Quarter of the 1997 Fiscal Year, the amount set forth in CLAUSE (b) above shall be determined by reference to Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter and the two immediately preceding Fiscal Quarters, multiplied by 4/3.

         "LIBO RATE" means, with respect to each day during each Interest Period pertaining to a LIBO Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Telerate Page 3750 as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Telerate Page 3750, "LIBO Rate" for the purposes of this paragraph shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Agents and the Borrower or, in the absence of such agreement, "LIBO Rate" for the purposes of this paragraph shall instead be the rate per annum equal to the arithmetic average of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period, in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its LIBO Rate Loans are then being conducted for delivery.

         "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

         "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "LIBOR Office" below its name in ANNEX I hereto or as set forth in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, hypothecation, charge, lien (statutory or other), escrow or similar encumbrance of any kind, or any other type of similar preferential arrangement (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

          "LOAN DOCUMENTS" collectively means this Agreement, the Notes (if any), the Letters of Credit, the Pledge Agreement, the Guaranty, each Borrowing Request, each Issuance Request and the Fee Letter.

         "LOANS" means, as the context may require, a Revolving Loan, a Term A Loan, a Term B Loan, a Term C Loan or a Swing Line Loan, of any type.

         "MATERIAL ADVERSE CHANGE" means any change in the business, assets, operations, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole that would materially adversely affect the ability of the Borrower and the other Obligors taken as a whole to perform their obligations under this Agreement and the other Loan Documents taken as a whole.

         "MATERIAL ADVERSE EFFECT" means a circumstance or condition affecting the business, assets, operations, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole that would materially adversely affect (a) the ability of the Borrower and the other Obligors taken as a whole to perform their obligations under this Agreement and the other Loan Documents taken as a whole or (b) the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents taken as a whole.

         "MATERIAL RESTRICTED SUBSIDIARY" means, at any time, each Restricted Subsidiary having at such time either (a) net sales (on a consolidated basis, including each of its Subsidiaries that constitute Restricted Subsidiaries, but excluding revenues received by any Restricted Subsidiary from the Borrower or any other Restricted Subsidiary) for the applicable Test Period in excess of 5% of the net sales of the Borrower and its Restricted Subsidiaries for such Test Period or (b) total assets (on a consolidated basis, including each of its Subsidiaries that constitute Restricted Subsidiaries), as of the last day of the preceding Fiscal Quarter, constituting in excess of 5% of the total assets of the Borrower and its Restricted Subsidiaries as of such day, in each case, based upon the Borrower's most recent annual or quarterly financial statements delivered to the Administrative Agent under SECTION 7.1.1 in accordance with GAAP (it being acknowledged and understood that, in the event the determination of whether a Restricted Subsidiary is a Material Restricted Subsidiary is to be made on or about the date such Restricted Subsidiary was created or acquired, such determination shall be made on a PRO FORMA basis as if such Restricted Subsidiary were a Restricted Subsidiary at the commencement of such Test Period for purposes of CLAUSE (a) above and on the last day of such Fiscal Quarter for purposes of CLAUSE (b) above; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary in the foregoing, if, at any time, "Material Restricted Subsidiaries" as defined above, taken together with the Borrower, on a consolidated basis, account for less than 80% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for the applicable Test Period based upon the Borrower's most recent annual or quarterly financial statements delivered to the Administrative Agent pursuant to SECTION 7.1.1, then the term "Material Restricted Subsidiaries" shall be deemed to include such number of the largest (pursuant to the foregoing criteria) Restricted Subsidiaries as is sufficient to cause "Material Restricted Subsidiaries" to account for at least 80% of such Adjusted EBITDA as set forth above.

         "MOODY'S" means Moody's Investors Service, Inc.

         "Mortgage Assumption" is defined in the second recital.

         "MULTIEMPLOYER PLAN" means a"multiemployer plan," within the meaning of
Section 4001(a)(3) of ERISA, with respect to which the Borrower or any ERISA Affiliate may have any liability.

         "NAIC" means the National Association of Insurance Commissioners or any successor thereto with similar authority.

         "NET DISPOSITION PROCEEDS" means, as to any Disposition by a Person (other than a Disposition permitted pursuant to CLAUSE (a) of SECTION 7.2.7), proceeds in cash as and when received by such Person, net of (a) the costs and expenses relating to such Disposition, (b) the amount of all taxes paid or reasonably estimated to be payable by such Person in connection therewith, but Net Disposition Proceeds shall include the excess, if any, of the estimated taxes payable in connection with such Disposition over the actual amount of taxes paid, immediately after the payment of such taxes, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition, and (d) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to CLAUSE (b) above) associated with the assets sold or disposed of and retained by the Borrower or any of its Restricted Subsidiaries (PROVIDED that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Disposition Proceeds realized on the date of such reduction).

         "NET INCOME" means, for any period, the net income (or loss) included in accordance with GAAP as such on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period.

          "NET ISSUANCE PROCEEDS" means, as to any issuance of indebtedness for borrowed money or incurrence of Capitalized Lease Liabilities by any Person, cash proceeds received by such Person in connection therewith, net of all costs and expenses paid in connection therewith.

         "NON-DEFAULTING LENDER" means and includes each Lender other than a"Defaulting Lender".

         "NON-PERFORMING LENDER" means any Lender that either (a) refuses or fails (which refusal or failure has not been retracted or cured) to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under SECTION 2.6.1 or (b) has notified the Administrative Agent and/or the Borrower that it does not intend to comply with its obligations under SECTION 2.1 or under SECTION 2.6.1.

         "NON-U.S. LENDER" has the meaning specified in SECTION 4.6(d).

         "NON-U.S. PARTICIPANT" means a Participant that is not incorporated or organized in or under the laws of the United States or a state thereof.

         "NOTE" means, as the context may require, a Revolving Note, a Term A Note, a Term B Note, a Term C Note or a Swing Line Note.

         "OBLIGATIONS" means all monetary obligations (whether absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Borrower and each other Obligor to any Lender or Issuer or Agent arising under this Agreement, any Rate Protection Agreement, the Notes, the Letters of Credit and each other Loan Document.

         "OBLIGOR" means, as the context may require, the Borrower, each Restricted Subsidiary and any other Person (other than any Agent, the Issuer or any Lender) to the extent such Person is obligated under this Agreement or any other Loan Document.

         "ORDINARY CAPITAL EXPENDITURES" means, for any period, the lesser of
(a) Capital Expenditures actually made during such period and (b) an amount equal to 3.5% of Consolidated Gross Revenues for such period.

         "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability agreement and any certificate of designations or similar instrument relating to the rights of preferred shareholders of such Person.

         "OTHER TAXES" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

         "PARTICIPANT" is defined in Section 10.11.2.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

         "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) with respect to which the Borrower or any ERISA Affiliate may have any liability.

         "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans or Term C Loans, as the case may be, as set forth below its name in ANNEX I hereto under the applicable column heading or as set forth in a Lender Assignment Agreement under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and the Eligible Assignee(s) and delivered pursuant to SECTION 10.11.1. A Lender shall not have any

Commitment to make Revolving Loans or Term C Loans (as the case may be) if its percentage under the respective column heading is zero (0%), and no Lender has a Commitment with respect to Term A Loans or Term B Loans as the Term A Loan Commitments and the Term B Loan Commitments (each as defined in the Existing Credit Agreement) have been terminated by the making of the Term A Loans and the Term B Loans on the Closing Date.

         "Permitted Acquisition" is defined in clause (i) of Section 7.2.5.

         "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making or is obligated to make contributions and includes any Pension Plan.

         "PLEDGE AGREEMENT" means the Pledge Agreement, dated April 30, 1997, executed and delivered by the Borrower pursuant to the terms of the Existing Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "QUARTERLY PAYMENT DATE" means the last day of each January, April, July and October, or, if any such day is not a Business Day, the next succeeding Business Day.

         "RATE PROTECTION AGREEMENT" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

         "REFERENCE LENDERS" means Scotiabank and Bank of America Illinois.

         "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

         "Register" is defined in Section 10.11.1(c).

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "RENTALS" means, for any period and determined in accordance with GAAP, all fixed payments made by the Borrower or any of its Restricted Subsidiaries, as lessee or sublessee under any lease of real or personal property (including as such all payments that the Borrower or any of its Restricted Subsidiaries, as the case may be, is obligated to make to the lessor on termination of the lease or surrender of the property), but shall be exclusive of any amounts required to be paid by the Borrower or any such Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, assessments and similar charges.

         "Replaced Lender" is defined in Section 4.4.

         "Replacement Lender" is defined in Section 4.4.

         "REQUIRED LENDERS" means, at any time, Non-Defaulting Lenders having or holding a majority of the sum (without duplication) of the aggregate outstanding principal amount of the Loans, the aggregate amount of the Letter of Credit Outstandings and the unfunded amount of the Revolving Loan Commitment Amount, in each case, taken as a whole, of the Non-Defaulting Lenders.

         "REQUIRED REVOLVING LENDERS" means, at any time, Non-Defaulting Lenders having or holding a majority of the sum (without duplication) of the aggregate outstanding principal amount of the Revolving Loans and Swing Line Loans, the aggregate amount of the Letter of Credit Outstandings and the unfunded amount of the Revolving Loan Commitment Amount, in each case, taken as a whole, of the Non-Defaulting Lenders.

         "REQUIRED TERM A LENDERS" means, at any time, Non-Defaulting Lenders holding a majority of the aggregate outstanding principal amount of the Term A Loans, taken as a whole, of the Non-Defaulting Lenders.

         "REQUIRED TERM B LENDERS" means, at any time, Non-Defaulting Lenders holding a majority of the aggregate outstanding principal amount of the Term B Loans, taken as a whole, of the Non-Defaulting Lenders.

         "REQUIRED TERM C LENDERS" means, at any time, Non-Defaulting Lenders holding a majority of the aggregate outstanding principal amount of the Term C Loans, taken as a whole, of the Non-Defaulting Lenders.

         "REQUIREMENT OF LAW" means, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "RESPONSIBLE OFFICER" means, with respect to any Person, its chief executive officer, its president or any vice president, managing director, chief financial officer, treasurer, controller or other officer thereof having substantially the same authority and responsibility.

         "RESTRICTED SUBSIDIARY" means each Subsidiary of the Borrower other than an Unrestricted Subsidiary.

         "Revolving Loans" is defined in clause (a) of Section 2.1.1.

         "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to CLAUSE (a) of
SECTION 2.1.1.

         "REVOLVING LOAN COMMITMENT AMOUNT" means $257,320,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "Revolving Loan Commitment Termination Date" means the earliest of

                  (a) the Business Day immediately preceding April 30, 2004 (I.E., the seven year anniversary date of the Closing Date);

                  (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding CLAUSE (b) or (c), the Revolving Loan Commitments shall terminate automatically and without any further action.

         "REVOLVING NOTE" means a promissory note, if any, executed by the Borrower and payable to any Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "S&P" means Standard & Poor's Rating Services.

         "SCOTIABANK" is defined in the PREAMBLE.

         "SEC" means the Securities and Exchange Commission.

         "SECOND AMENDMENT EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 5.1 and 10.8.

         "SECOND AMENDMENT EFFECTIVE DATE CERTIFICATE" means the Second Amendment Effective Date Certificate executed and delivered by the Borrower on the Second Amendment Effective Date, substantially in the form of EXHIBIT D hereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SENIOR SUBORDINATED INDENTURE" means the Indenture dated as of April 30, 1997, between the Borrower and First Trust of New York, National Association, as trustee, pursuant to which the Senior Subordinated Notes were issued.

         "SENIOR SUBORDINATED NOTES" means, collectively, the 10 1/4% Senior Subordinated Notes due 2007 of the Borrower issued pursuant to the Senior Subordinated Indenture.

         "SPECIFIED REAL PROPERTIES" means all or any part of the real property listed on SCHEDULE II hereto, including any fixtures or improvements thereon.

         "SSB" is defined in the PREAMBLE.

         "STATED AMOUNT" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof, as such amount may be amended from time to time.

         "Stated Expiry Date" is defined in Section 2.6.

         "Stated Maturity Date" means

                  (a) with respect to all Swing Line Loans and Revolving Loans, April 30, 2004 (I.E., the seven year anniversary date of the Closing Date);

                  (b) with respect to all Term A Loans, April 30, 2005 (I.E., the eight year anniversary date of the Closing Date);

                  (c) with respect to all Term B Loans, April 30, 2006 (I.E., the nine year anniversary date of the Closing Date); and

                  (d) with respect to all Term C Loans, December 22, 2006 (I.E., the sixth year anniversary date of the Second Amendment Effective Date).

         "SUBORDINATED DEBT" means the unsecured Indebtedness of the Borrower evidenced by the Senior Subordinated Indenture and the Senior Subordinated Notes.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding capital stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

         "SUPERMAJORITY REVOLVING LENDERS" means, at any time, Non-Defaulting Lenders having or holding at least 66-2/3% of the sum (without duplication) of the aggregate outstanding principal amount of the Revolving Loans and the Swing Line Loans, the aggregate amount of the Letter of Credit Outstandings and the unfunded amount of the Revolving Loan Commitment Amount, in each case, taken as a whole, of the Non-Defaulting Lenders.

         "SUPERMAJORITY TERM LENDERS" means, at any time, Non-Defaulting Lenders having or holding at least 66-2/3% of the aggregate outstanding principal amount of the Term Loans, taken as a whole, of the Non-Defaulting Lenders.

         "SWING LINE LENDER" means, subject to the terms of this Agreement, Scotiabank, its successors and assigns.

         "Swing Line Loans" is defined in clause (b) of Section 2.1.1.

         "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.1.

         "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $10,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

         "SWING LINE NOTE" means a promissory note, if any, executed by the Borrower and payable to the Swing Line Lender pursuant to CLAUSE (b) of SECTION 2.7, in the form of EXHIBIT A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "SYNDICATION AGENT" is defined in the PREAMBLE and includes each other Person as shall have subsequently been appointed as the successor Syndication Agent pursuant to SECTION 9.4.

         "TAX SHARING AGREEMENT" means that certain Tax Sharing Agreement, dated as of April 30, 1997, by and between KSL and each of its Affiliates parties thereto.

         "TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, respectively, taxes imposed on any Lender or the Administrative Agent as a result of a present or former connection between such Lender or the Administrative Agent and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender or the Administrative Agent having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement).

         "TELERATE PAGE 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on the service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for Dollar deposits).

         "TERM A LOANS" means the Existing Term A Loans as continued under the terms of this Agreement in aggregate principal amount on the Second Amendment Effective Date equal to $48,500,000.

         "TERM A NOTE" means a promissory note, if any, executed by the Borrower and payable to any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TERM B LOANS" means the Existing Term B Loans as continued under the terms of this Agreement in an aggregate principal amount on the Second Amendment Effective Date equal to $48,500,000.

         "TERM B NOTE" means a promissory note, if any, executed by the Borrower and payable to any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Term C Loans" is defined in clause (b) of Section 2.1.3.

         "TERM C LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term C Loans pursuant to CLAUSE (b) of SECTION 2.1.3.

         "TERM C LOAN COMMITMENT AMOUNT" means, on any date, $175,000,000.

         "Term C Loan Commitment Termination Date" means the earliest of

                  (a) December 31, 2000 (if the Term C Loans have not been made on or prior to such date);

                  (b) the Second Amendment Effective Date (immediately after the making of the Term C Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSE (b) or (c), the Term C Loan Commitments shall terminate automatically and without any further action.

         "TERM C NOTE" means a promissory note, if any, executed by the Borrower and payable to any Lender, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "TERM LOANS" means, collectively, the Term A Loans, the Term B Loans and the Term C Loans.

         "TEST PERIOD" means, for any determination under this Agreement at any time, the four consecutive Fiscal Quarters of the Borrower then last ended.

         "TOTAL FUNDED DEBT" means, on any date, the outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries of the type referred to in CLAUSE (a) and CLAUSE (c), and unreimbursed drawings in respect of Indebtedness described in CLAUSE (b), in each case of the definition of"Indebtedness" (exclusive of intercompany Indebtedness between the Borrower and any of its Subsidiaries or between any Subsidiaries of the Borrower).

         "Transaction" is defined in the second recital.

         "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

         "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "UCP" is defined in SECTION 2.6.6.

         "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year.

         "UNITED STATES" or"U.S." means the United States of America, its fifty states and the District of Columbia.

         "UNRESTRICTED SUBSIDIARY" means (a) any Subsidiary of the Borrower that is first created or acquired by the Borrower or a Restricted Subsidiary after the Closing Date to the extent the acquisition price therefor is funded by the Borrower or such Restricted Subsidiary in accordance with CLAUSE (j) of SECTION
7.2.5 and such Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a written notice delivered to the Agents prior to or reasonably promptly after such creation or acquisition or (b) any Subsidiary of the Borrower that is first created or acquired after the Closing Date by another Unrestricted Subsidiary created or acquired in accordance with the provisions of this definition or (c) any Restricted Subsidiary existing on the Closing Date which is subsequently re-designated as an Unrestricted Subsidiary by the Borrower in a written notice to the Agents, PROVIDED that such re-designation shall be deemed to be an Investment pursuant to CLAUSE (j) of SECTION 7.2.5 on the date of such re-designation in an Unrestricted Subsidiary in an amount equal to the sum of (x) the net worth of such re-designated Restricted Subsidiary immediately prior to such re-designation (such net worth to be calculated without regard to any Guaranty provided by such re-designated Restricted Subsidiary) and (y) the aggregate principal amount of any Indebtedness owed by such re-designated Restricted Subsidiary to the Borrower or any other Restricted Subsidiary immediately prior to such re-designation, all calculated, except as set forth in the parenthetical to the foregoing CLAUSE (x), on a consolidated basis in accordance with GAAP; PROVIDED that in any case (in the case of either

CLAUSE (a), (b) or (c) above), the provisions of CLAUSE (j) of SECTION 7.2.5 are not breached in connection with such creation or acquisition or re-designation, and that promptly after the date of such creation or acquisition or re-designation, as applicable, such Subsidiary and the Borrower enter into a tax sharing agreement containing terms that, in the reasonable judgment of the Agents, provide for appropriate allocation of tax liabilities and benefits. Notwithstanding anything to the contrary herein, (i) a Restricted Subsidiary cannot be a Subsidiary of an Unrestricted Subsidiary, (ii) an Unrestricted Subsidiary cannot be designated as a Restricted Subsidiary except with prior written notice to the Agents and as otherwise provided in CLAUSE (i) of SECTION 7.2.5, (iii) at the time of any written re-designation by the Borrower to the Agents of any Unrestricted Subsidiary as a Restricted Subsidiary, the Unrestricted Subsidiary so re-designated shall no longer constitute an Unrestricted Subsidiary, (iv) no Unrestricted Subsidiary may be re-designated as a Restricted Subsidiary if a Default or Event of Default has occurred and is continuing or would result from such re-designation, (v) no Restricted Subsidiary may be re-designated as an Unrestricted Subsidiary if a Default or Event of Default has occurred and is continuing or would result from such re-designation and (vi) in order for any Unrestricted Subsidiary to be permitted to be created or acquired or to continue to exist, no recourse whatsoever may be had to the Borrower or any of its Restricted Subsidiaries or any of their respective properties in respect of any obligations or liabilities (contingent or otherwise) of such Unrestricted Subsidiary except to the extent the aggregate maximum amount of such recourse constitutes an Investment made and permitted pursuant to CLAUSE (j) of SECTION 7.2.5.

         "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         "WHOLLY-OWNED" means, with respect to any direct or indirect Subsidiary, any Subsidiary all of the outstanding Capital Stock of which is owned directly or indirectly by the Borrower.

         SECTION 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document, the Disclosure Schedule, or any Borrowing Request, Issuance Request, Continuation/Conversion Notice, Compliance Certificate, Second Amendment Effective Date Certificate, solvency certificate, Lender Assignment Agreement, notice or other communications delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document, or in any Compliance Certificate or solvency certificate, shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in clause (a) of Section 5.1.5; provided, however, that at any time the computations determining compliance with Section 7.2 utilize accounting principles different from those utilized in the financial statements furnished to the Lenders pursuant to Section 7.1.1, such financial statements shall be accompanied by reconciliation work-sheets. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Restricted Subsidiaries, in each case without duplication.


                                   ARTICLE II

                     CONTINUATION OF CERTAIN EXISTING LOANS,
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

         SECTION 2.1 COMMITMENTS. On the terms and subject to the conditions of this Agreement (including Section 2.1.4, Section 2.1.5 and Article V), the Lenders, the Swing Line Lender and the Issuer severally agree to the continuation of Existing Loans and to make Credit Extensions as set forth below.

         SECTION 2.1.1 REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT.
(a) From time to time on any Business Day occurring from and after the Second Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Revolving Loan Commitment will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The Commitment of each such Lender described in this Section 2.1.1 is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

                  (b) From time to time on any Business Day occurring from and after the Second Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make loans (the "SWING LINE LOANS") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this CLAUSE
         (b) is herein referred to as its "SWING LINE LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

         SECTION 2.1.2 LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Second Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

                  (a) issue one or more standby or documentary letters of credit (the "LETTERS OF CREDIT") for the account of the Borrower in the Stated Amount requested by the Borrower on such day; or

                  (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder to a date not later than the earlier of (x) the Revolving Loan Commitment Termination Date and
         (y) one year from the date of such extension.

         SECTION 2.1.3 CONTINUATION OF TERM LOANS; TERM C LOAN COMMITMENT. (a) Each of the parties hereto acknowledges and agrees that the Existing Term A Loans shall continue as Term A Loans and the Existing Term B Loans shall continue as Term B Loans for all purposes under this Agreement and the Loan Documents, with each Lender's share of Term A Loans and Term B Loans being set forth opposite its name on Schedule II hereto under the Term A Loan column or the Term B Loan column, as applicable, or set forth in a Lender Assignment Agreement under the Term A column or the Term B Loan column, as applicable, as such amount may be adjusted from time to time pursuant to the terms hereof.

         (a) In addition, in a single Borrowing (which shall be a Business Day) occurring on or prior to the Term C Loan Commitment Termination Date, each Lender that has a Term C Loan Commitment will make loans (relative to such Lender, its "TERM C LOANS") to the Borrower in an amount equal to such Lender's Percentage of the aggregate amount of the Borrowing of Term C Loans requested by the Borrower to be made on such day (with the commitment of each such Lender described in this CLAUSE (b) herein referred to as its "TERM C LOAN COMMITMENT"). No amounts paid or prepaid with respect to Term Loans may be reborrowed.

         SECTION 2.1.4 LENDERS NOT PERMITTED OR REQUIRED TO MAKE LOANS. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of

                  (a)   all Revolving Loans

                           (i) of all Lenders with a Revolving Loan Commitment and the outstanding principal amount of all Swing Line Loans, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing Revolving Loan Commitment Amount; or

                           (ii) of such Lender with a Revolving Loan Commitment, together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, and such Lender's Percentage of the outstanding principal amount of all Swing Line Loans, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount;

                  (b)      all Term C Loans

                           (i) of all Lenders made on the Second Amendment Effective Date would exceed the Term C Loan Commitment Amount; or

                           (ii) of such Lender with a Term C Loan Commitment made on the Second Amendment Effective Date would exceed such Lender's Percentage of the Term C Loan Commitment Amount; or

                  (c) all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount.

         SECTION 2.1.5 ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. The Issuer shall not be permitted or required to issue any Letter of Credit if,

                  (a) after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount; or

                  (b) a Lender Default known to the Issuer exists or the Issuer becomes aware of any Lender being a Non-Performing Lender, unless the Issuer has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Issuer's risk with respect to the participation in Letter of Credit Outstandings by each Defaulting Lender and each Non-Performing Lender, including cash collateralizing such Defaulting Lender's (or such Non-Performing Lender's, as the case may be) Percentage of Letter of Credit Outstandings in respect thereof.

         SECTION 2.2 REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1 OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the Second Amendment Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; provided, however, that all such reductions shall require at least three Business Day's prior notice to the Administrative Agent (and the Swing Line Lender in the case of a reduction to the Swing Line Commitment Amount) and shall be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $250,000.

         SECTION 2.2.2 MANDATORY. On each date set forth below, the then Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced to the amount set forth opposite such anniversary date (unless on or prior to any such date the then Revolving Loan Commitment Amount shall have been reduced to a lesser amount, in which case the Revolving Loan Commitment Amount shall be equal to such lesser amount):

                                    Amount of Reduced Revolving
              Date                    Loan Commitment Amount
              ----                    ----------------------
         April 30, 2001                    $239,640,000
         April 30, 2002                    $216,070,000
         April 30, 2003                    $186,610,000;

PROVIDED, HOWEVER, that on the Revolving Loan Commitment Termination Date, the Revolving Loan Commitment Amount shall be zero.

         SECTION 2.3 BORROWING PROCEDURES. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

         SECTION 2.3.1 BORROWING PROCEDURE. In the case of other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 2:00 p.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $500,000, in the case of Base Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment, or, in the case of Refunded Swing Line Loans, the amount thereof. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of other than Swing Line Loans, on or before 12:00 noon (New York City time) on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

         SECTION 2.3.2 SWING LINE LOANS. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the Administrative Agent and the Swing Line Lender on or before 12:00 noon, New York City time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $250,000 and an integral multiple of $50,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in this clause (a), to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

                  (b)   If

                           (i) any Swing Line Loan shall be outstanding for more than five Business Days;

                           (ii)     any Swing Line Loan is or will be
                  outstanding on a date when the Borrower requests that a Revolving Loan be made; or

                           (iii)    any Default shall occur and be continuing,

each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Administrative Agent (on behalf of, and at the request of, the Swing Line Lender), make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans being hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 11:00 a.m. (New York City time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender with a Revolving Loan Commitment shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to its Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this CLAUSE (b), the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this CLAUSE (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Lender's obligation (in the case of Lenders with a Revolving Loan Commitment) to make the Revolving Loans referred to in this CLAUSE (b) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower;
(iv) the acceleration or maturity of any Loans or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by the Borrower or any Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (c) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent or the Swing Line Lender, as the case may be, may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent or the Swing Line Lender, as the case may be, in good faith to be from an Authorized Officer of the Borrower (or a designee of such Authorized Officer). In each such case the record of the Administrative Agent or the Swing Line Lender, as the case may be, of the terms of any such telephonic notice shall be conclusive absent manifest error.

         SECTION 2.4 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m., New York City time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Days' notice in the case of any Loans that are to be converted into Base Rate Loans, or three Business Days' notice in the case of any Loans that are to be continued as, or converted into, LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $250,000, in the case of any Loans that are to be continued as, or converted into, LIBO Rate Loans, or an aggregate minimum amount of $5,000,000 and an integral multiple of $250,000, in the case of any Loans that are to be converted into Base Rate Loans, be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically be continued as a LIBO Rate Loan having an Interest Period of one month); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) if any Default is in existence at the applicable time of any proposed continuation of, or conversion into, any LIBO Rate Loans and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuation or conversion and have notified the Borrower telephonically or in writing thereof, the Borrower may not elect to have a Loan converted into or continued as a LIBO Rate Loan and any outstanding LIBO Rate Loans shall be automatically converted on the last day of the current Interest Period applicable thereto into a Base Rate Loan.

         SECTION 2.5 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; PROVIDED, FURTHER, that in no event shall the Borrower be obligated to pay to any Lender any amounts pursuant to SECTION 4.1, 4.2, 4.3 or 4.5 that would not have arisen but for such Lender's election pursuant to the first sentence of this Section (it being acknowledged and agreed that any change in lending office or other action taken by a

Lender in accordance with Section 4.7 shall not be considered to be an "election" by such Lender under this Section).

         SECTION 2.6 ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m., New York City time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit for the account of the Borrower, and not less than three Business Days' prior notice to the date any issued Letter of Credit containing an "evergreen" or similar automatic extension feature is scheduled to automatically be extended unless the beneficiary thereof shall have received notice to the contrary from the Issuer and subject to the Issuer's right not to extend if the conditions precedent to issuance of such a Letter of Credit would not be satisfied, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in SECTION
7.1.10. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of

                  (a) in the case of a standby Letter of Credit, (i) the Revolving Loan Commitment Termination Date or (ii) one year from the date of its issuance; and

                  (b) in the case of a documentary Letter of Credit, (i) the Revolving Loan Commitment Termination Date and (ii) 180 days from the date of its issuance.

The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

         SECTION 2.6.1 OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Obligation and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Revolving Loan Commitment Percentage, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage to make
Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

         SECTION 2.6.2 DISBURSEMENTS. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m., New York City time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to SECTION 3.2 for the period from the Disbursement Date through the date of such reimbursement; PROVIDED, HOWEVER, that unless the Borrower shall have notified the Administrative Agent and the Issuer prior to such time on the Disbursement date, the Borrower will be deemed to have requested (and shall deliver a Borrowing Request within one Business Day of the Disbursement Date confirming) that a Swing Line Loan be made in the amount of such reimbursement and the Administrative Agent shall so notify the Swing Line Lender who shall, subject to the conditions set forth herein (except for the notice, the minimum principal amount and the integral amount requirements), make a Swing Line Loan in such amount (the proceeds of which will be wired to the Issuer unless the Issuer and the Swing Line Lender are the same Person, in which case a book-entry transfer may be made). Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit.

         SECTION 2.6.3 REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse the Issuer, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under SECTION 2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall preclude the right of such Lender to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct as determined by a court of competent jurisdiction on the part of the Issuer; PROVIDED, FURTHER, that, in any event, the Borrower may have a claim against the Issuer, and the Issuer may be liable to the extent (but only to the extent) of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Issuer's wilful misconduct or gross negligence as determined by a court of competent jurisdiction or the Issuer's wilful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a demand for payment strictly complying with the terms and conditions of such Letter of Credit.

         SECTION 2.6.4 DEEMED DISBURSEMENTS. Upon the occurrence of any Default of the nature described in CLAUSES (a) through (d) of SECTION 8.1.9 with respect to the Borrower,

                  (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding hereunder shall, without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

                  (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Defaults or Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of such Obligations.

         NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower and, to the extent set forth in SECTION 2.6.1, each Lender with a Revolving Loan Commitment shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or wilful misconduct) shall not be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower or any such Lender, as the case may be.

         SECTION 2.6.6 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to such Letter of Credit.

         SECTION 2.7 LOAN ACCOUNTS AND NOTES. (a) The Loans made by each Lender and the Letters of Credit issued by the Issuer shall be evidenced by one or more loan accounts or records maintained by such Lender or the Issuer, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent, the Issuer and each Lender shall be conclusive absent clearly demonstrable error of the amount of the Loans made by the Lenders to, and the Letters of Credit issued by the Issuer for the account of, the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans and the Reimbursement Obligations.

         (b) Upon the request of any Lender made through the Administrative Agent, solely to facilitate the pledge or assignment of its Loans to any Federal Reserve Bank pursuant to CLAUSE (b) of SECTION 10.11.1, the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender is irrevocably authorized by the Borrower to endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made, continued or converted by it and the amount of each payment of principal made by the Borrower with respect thereto. Each such Lender's record shall be conclusive absent clearly demonstrable error; PROVIDED, HOWEVER, that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrower hereunder or under any such Note to such Lender.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1   REPAYMENTS AND PREPAYMENTS; APPLICATION.

         SECTION 3.1.1 REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

                  (a) VOLUNTARY PREPAYMENTS. From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                           (i) Loans (other than Swing Line Loans); PROVIDED, HOWEVER, that

                                    (A) any such prepayment of the Term A Loans,
                           Term B Loans or Term C Loans shall be applied to the Term A Loans, Term B Loans and/or Term C Loans as the Borrower shall direct (or, in the absence of any such direction, PRO RATA among Term A Loans, Term B Loans and Term C Loans), and subject to such application, shall be made PRO RATA among Term A Loans, Term B Loans and Term C Loans, as applicable, of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term A Loans, Term B Loans or Term C Loans (with the amounts so allocated to the Term A Loans, Term B Loans or Term C Loans being applied to the remaining amortization payments for the Term A Loans, the Term B Loans and the Term C Loans, as the case may be, in such amounts as the Borrower shall determine) and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                                    (B) all such voluntary prepayments shall
                           require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and

                                    (C) all such voluntary partial prepayments
                           shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000; and

                           (ii)     Swing Line Loans, PROVIDED that

                                    (A) all such voluntary prepayments shall
                           require prior telephonic notice to the Administrative Agent (which shall promptly notify the Swing Line Lender) on or before 1:00 p.m., New York City time, on the day of such prepayment (such notice to be confirmed in writing by the Borrower within 24 hours thereafter); and

                                    (B) all such voluntary partial prepayments
                           shall be in an aggregate minimum amount of $250,000 and an integral multiple of $100,000.

                  (b) EXCEEDING THE REVOLVING LOAN COMMITMENT AMOUNT. On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time, including pursuant to SECTIONS 2.2 and 3.1), the Borrower shall make a mandatory prepayment of first, all Swing Line Loans, then, all Revolving Loans and, if necessary, give cash collateral to the Administrative Agent pursuant to an agreement satisfactory to the Agents to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                  (c) SCHEDULED REPAYMENTS OF TERM A LOANS. On the Stated Maturity Date and on each Annual Payment Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A Loans in such amount equal to the amount necessary to fully amortize the Term A Loans by the aggregate annual principal repayment amount set forth below (or such other amount after giving effect to any adjustments in respect of any optional and/or mandatory prepayments of the Term A Loans) opposite each year of amortization set forth below:


        Year of Amortization                       Annual Principal
         from Closing Date                         Repayment Amount
        --------------------                       ----------------
                 1                                     $500,000
                 2                                     $500,000
                 3                                     $500,000
                 4                                     $500,000
                 5                                     $500,000
                 6                                     $500,000
                 7                                     $500,000
                 8                                   $46,500,000

                  (d) SCHEDULED REPAYMENTS OF TERM B LOANS. On the Stated Maturity Date and on each Annual Payment Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term B Loans in such amount equal to the amount necessary to fully amortize the Term B Loans by the aggregate annual principal amount set forth below (or such other amount after giving effect to any adjustments in respect of any optional and/or mandatory prepayments of the Term B Loans) opposite each year of amortization:


        Year of Amortization                       Annual Principal
         from Closing Date                         Repayment Amount
        --------------------                       ----------------
                 1                                     $500,000


                                      -49-

        Year of Amortization                       Annual Principal
         from Closing Date                         Repayment Amount
        --------------------                       ----------------

                 2                                     $500,000
                 3                                     $500,000
                 4                                     $500,000
                 5                                     $500,000
                 6                                     $500,000
                 7                                     $500,000
                 8                                     $500,000
                 9                                   $46,000,000


                  (e) SCHEDULED REPAYMENTS OF TERM C LOANS. On the Stated Maturity Date and on each Annual Payment Date, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term C Loans in such amount equal to the amount necessary to fully amortize the Term C Loans by the aggregate annual principal amount set forth below (or such other amount after giving effect to any adjustments in respect of any optional and/or mandatory prepayments of the Term C Loans) opposite each year of amortization:


        Year of Amortization                       Annual Principal
from Second Amendment Effective Date               Repayment Amount
------------------------------------               ----------------
                 1                                    $1,750,000
                 2                                    $1,750,000
                 3                                    $1,750,000
                 4                                    $1,750,000
                 5                                    $1,750,000
                 6                                   $166,250,000

                  (f) ASSET DISPOSITIONS. If the Borrower or any Restricted Subsidiary shall at any time make a Disposition (other than a Disposition permitted pursuant to CLAUSE (a) or (b) of SECTION 7.2.7 and other than a Disposition constituting the Corporate Sale Transaction) for aggregate Net Disposition Proceeds of $100,000 or more, then (i) the Borrower or such Restricted Subsidiary may, within 360 days after the receipt by the Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition, (A) so long as no Event of Default or payment Default has occurred and is then continuing or would result therefrom (except in the case where the Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this CLAUSE (e)), reinvest up to 100% of such Net Disposition Proceeds in the businesses described in SECTION 7.1.12, (B) prepay the Term Loans within such 360-day period in an amount equal to such Net Disposition Proceeds (or a portion thereof) or (C) retain the amount of such Net Disposition Proceeds not so applied pending such application and (ii) to the extent such Net Disposition Proceeds are not so applied during such 360-day period and the aggregate amount of all such Net Disposition Proceeds not so applied since the last prepayment made pursuant to this CLAUSE (e) equals or exceeds $1,000,000, the Borrower shall make a mandatory prepayment of the Term Loans on the Business Day immediately succeeding the last day of such 360-day period in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied.

                  (g) EXCESS CASH FLOW. For each Fiscal Year on the last day of which the Leverage Ratio for such Fiscal Year is more than 4.5 to 1.0, the Borrower shall, not later than the day on which financial statements for such Fiscal Year are required to be delivered pursuant to CLAUSE (b) of SECTION 7.1.1, make a mandatory prepayment of the Term Loans in an aggregate amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year; PROVIDED, that the first Fiscal Year in respect of which such amount shall be required to be so applied shall be the Fiscal Year ending October 31, 1998.

                  (h) INDEBTEDNESS ISSUANCE. If the Borrower shall, subject to the written consent of the Required Lenders, issue indebtedness for borrowed money or incur Capitalized Lease Liabilities not otherwise permitted to be issued or incurred pursuant to SECTION 7.2.2, the Borrower shall promptly upon, and in no event later than five Business Days following, receipt by the Borrower of Net Issuance Proceeds of such issuance or incurrence, make a mandatory prepayment of the Term Loans in an aggregate amount equal to the amount of such Net Issuance Proceeds.

                  (i) ACCELERATION OF MATURITY. Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to
         SECTION 8.2 or SECTION 8.3, the Borrower shall repay all the Loans, unless, pursuant to SECTION 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so prepaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.5. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE
(a) or (b) of this Section shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

         SECTION 3.1.2 APPLICATION. AMOUNTS PREPAID SHALL BE APPLIED AS SET FORTH IN THIS SECTION.

                  (a) Subject to CLAUSE (b) and CLAUSE (c) below, each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, as the Borrower shall direct (and in the absence of such direction, shall be applied FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans with the shortest Interest Periods remaining); PROVIDED, that prepayments or repayments of LIBO

         Rate Loans not made on the last day of the Interest Period with respect thereto, shall be prepaid or repaid subject to the provisions of SECTION 4.5 (together with a payment of all accrued interest). In the case of any mandatory prepayments of Loans are to be made pursuant to CLAUSES (f), (g) and (h) of SECTION 3.1.1, at the Borrower's option, exercised in writing to the Administrative Agent at least one Business Day before such prepayment is to be distributed, such prepayments pursuant to this SECTION 3.1.2 shall not be applied to any Loan of a Defaulting Lender, but shall be allocated ratably to the Loans of the Non-Defaulting Lenders.

                  (b)   Each prepayment of Loans made pursuant to CLAUSES (f),
         (g) and (h) of SECTION 3.1.1 shall be applied

                           (i) FIRST, until all Term A Loans, Term B Loans and
                  Term C Loans have been paid in full, to a mandatory prepayment of the outstanding principal amount of all Term A Loans, Term B Loans and Term C Loans (with the amount of such prepayment of the Term A Loans, Term B Loans and Term C Loans being applied to the remaining Term A Loan, Term B Loan or Term C Loan, as the case may be, amortization payments, PRO RATA in accordance with the amount of each such remaining Term Loan amortization payment), PRO RATA among all such outstanding Term A Loans, Term B Loans and Term C Loans, except that (A) with respect to the amount of any such prepayment that is allocated to the then outstanding Term A Loans, Term B Loans or Term C Loans, the Borrower will, prior to prepaying any such Loans, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent provide notice of such prepayment to each Lender entitled to receive any portion of such prepayment, (B) each such Lender will have the right to refuse any such prepayment by giving written notice of such refusal to the Borrower within seven Business Days after such Lender's receipt of notice from the Administrative Agent of such prepayment (and the Borrower shall not prepay any such Term A Loans, Term B Loans or Term C Loans until such seventh Business Day or such time as the Borrower receives written notice from such Lender that it consents to such prepayment, whichever is earlier), (C) 50% of any prepayment so refused shall be applied PRO RATA to the remaining Term A Loans, Term B Loans and Term C Loans of Lenders that did not refuse such prepayment pursuant to SUBCLAUSE (B) above, except that the procedures set forth in SUBCLAUSES(A) and (B) above shall be followed with respect to such additional prepayment application and each such non-refusing Lender shall have the right to refuse such additional prepayment application, in which case the amount of such additional prepayment application refused thereby may be retained by the Borrower, and (D) the remainder of any prepayment so refused may be retained by the Borrower; PROVIDED, HOWEVER, that any prepayment made pursuant to CLAUSE (g) of SECTION 3.1.1 may be applied, at the Borrower's election, to the Term A Loans, Term B Loans and/or the Term C Loans in such proportions as the Borrower may direct (or, in the absence of any such direction, PRO RATA among Term A Loans, Term B Loans and Term C Loans) and to scheduled and unpaid principal installments of the outstanding principal of such Term A Loans, Term B Loans and Term C Loans PRO RATA in direct order of maturities, subject to the exception (and SUBCLAUSES (A) through (D) thereof) set forth above in this CLAUSE (b)(i) of SECTION 3.1.2; and

                           (ii) SECOND, once all Term A Loans, Term B Loans and
                  Term C Loans have been repaid in full, all prepayments of Loans made pursuant to CLAUSES (f), (g) and (h) of SECTION
                  3.1.1 shall be applied to the repayment of any outstanding Revolving Loans and a corresponding reduction of the Revolving Loan Commitment Amount in accordance with SECTION 2.2.2.

                  (c) INTEREST PERIODS. In lieu of making any payment pursuant to CLAUSE (f), (g) or (h) of SECTION 3.1.1 in respect of any LIBO Rate Loan other than on the last day of the Interest Period therefor, so long as no Default shall have occurred and be continuing, the Borrower at its option may deposit with the Administrative Agent an amount equal to the amount of the LIBO Rate Loan to be prepaid and such LIBO Rate Loan shall be repaid on the last day of the Interest Period therefor in the required amount (it being understood and agreed that such LIBO Rate Loan shall not be considered repaid until such last day of such Interest Period). Such deposit shall be held by the Administrative Agent in a corporate time deposit account established on terms reasonably satisfactory to the Administrative Agent, earning interest (for the account of the Borrower) at the then-customary rate for accounts of such type. Such deposit shall cash collateralize the Obligations, PROVIDED that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to SECTION 3.1.1, subject to the provisions of SECTION 4.5.

         SECTION 3.2 INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

         SECTION 3.2.1 RATES. Subject to the first sentence of Section 2.3.2 regarding telephonic notice, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                  (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect PLUS the Applicable Margin; PROVIDED that all Swing Line Loans shall always accrue interest at a rate per annum equal to the higher of (i) the Alternate Base Rate (for Revolving Loans maintained as Base Rate Loans) and (ii) the sum of the then effective Alternate Base Rate (for Revolving Loans maintained as Base Rate Loans) PLUS the Applicable Margin (for Revolving Loans maintained as Base Rate Loans) MINUS the Applicable Commitment Fee; and

                  (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate for such Interest Period PLUS the Applicable Margin.

         All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

         SECTION 3.2.2 POST-MATURITY RATES. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before the entry of judgment thereon) on such amounts at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin plus a margin of 2%. Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

         SECTION 3.2.3 PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                  (a)   on the Stated Maturity Date therefor;

                  (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                  (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Closing Date (or the Second Amendment Effective Date with respect to Term C Loans);

                  (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on each date occurring at three-month intervals after the first day of such Interest Period);

                  (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (c), on the date of such conversion; and

                  (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3 FEES. The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1 COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Closing Date and continuing through the applicable Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee, in each case on such Lender's Percentage of the sum of the average daily unused portion of the applicable Commitment Amount (net of Letter of Credit Outstandings, in the case of the Revolving Loan Commitment Amount). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Closing Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrower to the Lenders.

         SECTION 3.3.2 ARRANGEMENT AND AGENCY FEES. The Borrower agrees to pay to the Administrative Agent, for its own account and the account of each Agent (as the case may be), the fees in the amounts and on the dates set forth in the Fee Letter.

         SECTION 3.3.3 LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee in an amount equal to

                  (a) with respect to each standby Letter of Credit, a rate per annum equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, minus 1/8 of 1% per annum, MULTIPLIED BY the Stated Amount of each such Letter of Credit; and

                  (b) with respect to each documentary Letter of Credit, 1 and 1/8% per annum MULTIPLIED BY the Stated Amount of each such Letter of Credit,

such fees being payable quarterly in arrears on each Quarterly Payment Date. The Borrower further agrees to pay to the Issuer (x) quarterly in arrears payable on each Quarterly Payment Date, an issuance fee as specified in the Fee Letter and
(y) from time to time promptly after demand, the normal issuance, presentation, amendment and other processing fees, and other standard administrative costs and charges of the Issuer relating to Letters of Credit as from time to time in effect.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

         SECTION 4.1 LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or maintain or to convert any Loan into, a LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion. Each Lender agrees to promptly give notice to the Administrative Agent and the Borrower when the circumstances causing such suspension cease to exist.

         SECTION 4.2 DEPOSITS UNAVAILABLE. If the Required Lenders shall have determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are neither available to such Required Lenders in the eurodollar market nor available to them in their respective relevant markets, or (b) by reason of circumstances affecting the eurodollar market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION
2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist. Upon receipt of notice from the Administrative Agent that the Required Lenders are unable to determine the LIBO Rate, the Borrower may revoke any Borrowing Request or Conversion/Continuation Notice then submitted by it. If the Borrower does not revoke such Borrowing Request or Continuation/Conversion Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBO Rate Loans.

         SECTION 4.3 CHANGE OF CIRCUMSTANCES. If, after the Closing Date, the introduction of or any change in or in the interpretation of, or any change in the application of, any law or any regulation (including Regulation D of the Board) or guideline issued by any central bank or other Governmental Authority (whether or not having the force of law), or by NAIC or any other comparable agency charged with the interpretation or administration thereof or including any reserve or special deposit requirement or any tax (other than Taxes covered by Section 4.6 and taxes on a Lender's general income) or any capital requirement, has, due to a Lender's compliance the effect, directly or indirectly, of (i) increasing the cost to such Lender of performing its obligations hereunder (including the making, continuing or maintaining of any

Loans as or converting any Loans into, LIBO Rate Loans); (ii) reducing any amount received or receivable by such Lender hereunder or its effective return hereunder or on its capital; or (iii) causing such Lender to make any payment or to forego any return based on any amount received or receivable by such Lender hereunder, then upon demand of such Lender to the Borrower through the Administrative Agent, accompanied by written notice showing in reasonable detail the basis for calculation of any such amounts, from time to time, the Borrower shall be obligated to pay such amounts and shall compensate such Lender promptly after receipt of such notice and demand for any such cost, reduction, payment or foregone return. Any certificate of a Lender in respect of the foregoing will be conclusive and binding upon the Borrower, except for clearly demonstrable error.

         SECTION 4.4 REPLACEMENT OF LENDER. If (a) the Borrower receives notice from any Lender requesting increased costs or additional amounts under
Section 4.3 or 4.6, (b) any Lender is affected in the manner described in
Section 4.1, (c) a Lender becomes a Non-Performing Lender or a Defaulting Lender or (d) S&P or Moody's, after the date that any Person becomes a Lender with a Revolving Loan Commitment, downgrades the long-term certificate of deposit ratings of such Lender, and the resulting rating is below BBB- or Baa3, respectively, or the equivalent, then

                           (i) in each case, the Borrower shall have the right,
                  so long as no Event of Default shall have occurred and be continuing and unless, (x) in the case of CLAUSE (a) above, such Lender has removed or cured the conditions which resulted in the obligation to pay such increased costs or additional amounts or agreed to waive and otherwise forego any right it may have to any payments provided for under SECTION 4.3 or 4.6 in respect of such conditions or (y) in the case of CLAUSE (d) above, such Lender's rating is upgraded by S&P or Moody's to a rating of at least BBB- or Baa3, respectively, or the equivalent, and

                           (ii) in the case of CLAUSE (d) above, the Swing Line Lender and the Issuer shall have the right, but not the obligation,

to replace in its entirety such Lender (the "REPLACED LENDER"), upon prior written notice to the Administrative Agent and such Replaced Lender, with one or more other Eligible Assignee(s) (collectively, the "REPLACEMENT LENDER") acceptable to the Administrative Agent and, in the case of CLAUSE (a), (b) or
(d) above and in the event the Replaced Lender is a Lender with a Revolving Loan Commitment, the Swing Line Lender and the Issuer (which acceptance, in each case, shall not be unreasonably withheld); PROVIDED, HOWEVER, that, at the time of any replacement pursuant to this SECTION 4.4, the Replaced Lender and the Replacement Lender shall enter into (each Replaced Lender hereby unconditionally agreeing to enter into) one or more Lender Assignment Agreements (appropriately completed), pursuant to which (A) the Replacement Lender shall acquire all of the Commitments and outstanding Revolving Loans and Term Loans of, and participations in Swing Line Loans and Letter of Credit Outstandings of, the Replaced Lender and, in connection therewith, shall pay (x) to the Replaced Lender in respect thereof an amount equal to the sum of (1) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and (2) an amount equal to all accrued but theretofore unpaid fees owing to the Replaced Lender pursuant to SECTION 3.3 and (y) to the Issuer, an amount equal to any portion of the Replaced
Lender's funding of an unpaid drawing under a Letter of Credit as to which the Replaced Lender is then in default; and (B) the Borrower shall pay to the Replaced Lender any other amounts payable to the Replaced Lender under this Agreement (including amounts payable under SECTIONS 3.3.3, 4.1, 4.3, 4.5 and
4.6 which have accrued to the date of such replacement). Upon the execution of the Lender Assignment Agreement(s), the payment of the amounts referred to in the preceding sentence and, if so requested by the Replacement Lender in accordance with CLAUSE (b) of SECTION 10.11.1, delivery to the Replacement Lender of the applicable Notes executed by the Borrower, the Replacement
Lender shall automatically become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. It is understood and agreed that if any Replaced Lender shall fail to enter into a Lender Assignment Agreement in accordance with the foregoing, it shall be deemed to have entered into such a Lender Assignment Agreement.

        SECTION 4.5 FUNDING LOSSES. In the event any Lender shall reasonably incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise, (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor, (c) any Loans not being made or continued as, or continued into, LIBO Rate Loans as a result of a withdrawn or revoked Borrowing Request or Continuation/Conversion Notice or for any other reason (other than a default by any Lender or the Administrative Agent), or (d) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, promptly after its receipt thereof, pay to the Administrative Agent for the account of such Lender such amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert or failure to continue, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBO Rate Loan. Such written notice (which shall set forth in reasonable detail the basis for requesting such amount and include calculations in reasonable detail in support thereof) shall, in the absence of clearly demonstrable error, be conclusive and binding on the Borrower.

         SECTION 4.6 TAXES. (a) Any and all payments by the Borrower to each Lender and the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrower shall pay all Other Taxes to the relevant taxing authority or other authority in accordance with applicable law.

         (b) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                           (i) the sum payable shall be increased as necessary
                  so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) the Borrower shall make such deductions and withholdings; and

                           (iii) the Borrower shall pay the full amount deducted
                  or withheld to the relevant taxing authority or other authority in accordance with applicable law and shall as promptly as possible thereafter send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original receipt (or other written evidence) showing payment thereof.

         (c) The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of (i) Taxes and (ii) Other Taxes that are payable by such Lender or the Administrative Agent and any penalties, interest, additions to tax, expenses or other similar liabilities arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 45 days after the date such Lender or the Administrative Agent makes written demand therefor.

         (d) Each Lender that is not incorporated or organized in or under the laws of the United States or a state thereof (a "NON-U.S. LENDER") shall:

                           (i) deliver to the Borrower and the Administrative
                  Agent, prior to the first day on which the Borrower is required to make any payments hereunder to such Lender, two copies of either United States Internal Revenue Service Form 1001 or Form 4224 or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under
                  Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender (x) is not a bank for purposes of Section 881(c) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Agency, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (z) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement;

                           (ii) deliver to the Borrower and the Administrative
                  Agent two further copies of any such form of certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                           (iii) obtain such extensions of time for filing and
                  completing such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Non-U.S. Lender that shall become a Participant pursuant to SECTION 10.11.2 or a Lender pursuant to
SECTION 10.11.1 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this
SECTION 4.6(d), PROVIDED that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

         (e) The Borrower shall not be required to indemnify any Non-U.S. Lender or the Administrative Agent, or to pay any additional amounts to such Non-U.S. Lender or the Administrative Agent, in respect of U.S. Federal withholding tax pursuant to CLAUSE (a) above to the extent that (i) the obligation to withhold amounts with respect to U.S. Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Non-U.S. Participant, on the date such Participant became a Participant hereunder) or as of the date such Non-U.S. Lender changes its applicable lending office; PROVIDED, HOWEVER, that this CLAUSE (i) shall not apply to the extent that (x) in the case of an assignee Lender or a Participant or a change in the Lender's applicable lending office, the indemnity payments or additional amounts any Lender (or Participant) would be entitled to receive (without regard to this CLAUSE (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation, transfer or change in lending office would have been entitled to receive in the absence of such assignment, participation, transfer or change in lending office, or (y) such assignment, participation, transfer or change in lending office had been requested by the Borrower, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender or Non-U.S. Participant to comply with the provisions of CLAUSE (d) above or (iii) any of the representations or certifications made by a Non-U.S. Lender or Non-U.S. Participant pursuant to CLAUSE (d) above are incorrect at the time a payment hereunder is made, other than by reason of any change in treaty, law or regulation having effect after the date such representations or certifications were made.

         (f) If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes for which indemnification has been demanded hereunder, the relevant Lender (to the extent such Lender reasonably determines in good faith that it will not suffer any adverse effect as a result thereof) or the Administrative Agent, as applicable, shall cooperate with the Borrower in challenging such Taxes at the Borrower's expense if so requested by the Borrower in writing. If any Lender or the Administrative Agent, as applicable, receives a refund of a Tax for which a payment has been made by the Borrower pursuant to this Agreement, which refund in the good faith judgment of such Lender or the Administrative Agent, as the case may be, is attributable by the Borrower, then such Lender or the Administrative Agent, as the case may be, shall reimburse the Borrower for such amount as such Lender or the Administrative Agent, as the case may be, determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required. Neither the Lenders nor the Administrative Agent shall be obliged to disclose information regarding its tax affairs or computations to the Borrower in connection with this CLAUSE (f) or any other provision of this SECTION 4.6.

         (g) Promptly after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to each Lender and the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Administrative Agent.

         SECTION 4.7 CHANGE OF LENDING OFFICE. Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would give rise to the operation of
SECTION 4.1, 4.3, 4.6(b) or 4.6(c) with respect to such Lender, it will exercise commercially reasonable efforts to make, fund or maintain the affected Loans of such Lender through another lending office and to take such other actions as it deems appropriate to remove or lessen the impact of such condition and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such affected Loans through such other lending office or the taking of such other actions would not otherwise adversely affect such Loans or such Lender and would not, in such Lender's sole discretion, be commercially unreasonable. Nothing in this SECTION 4.7 shall affect or postpone any of the Obligations of the Borrower or the right of any Lender provided in SECTION 4.1, 4.3, 4.6(b) or 4.6(c).

         SECTION 4.8 PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York City time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after 2:00 p.m., New York City time, on such due date shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender.

All computations of interest for LIBO Rate Loans and Base Rate Loans (calculated at the Federal Funds Rate) shall be made on the basis of a 360-day year and actual days elapsed. All other computations (including for interest on Base Rate Loans (calculated at other than the Federal Funds Rate) and fees) shall be made on the basis of a year or 365 or 366 days, as the case may be, and actual days elapsed. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.9 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of SECTION 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to a fraction having a numerator of (a) the amount of such selling Lender's required repayment to the purchasing Lender and a denominator of (b) total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 4.10 SETOFF. Each Lender shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, without prior notice to the Borrower (any such notice being waived by the Borrower to the fullest extent permitted by law), have the right to appropriate and apply to the payment of the Obligations then due and payable to it, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section
4.9. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

                                    ARTICLE V

                           CONDITIONS TO EFFECTIVENESS
                         AND TO FUTURE CREDIT EXTENSIONS

         SECTION 5.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND MAKING OF TERM C LOANS. The amendment and restatement of the Existing Credit Agreement and the obligations of the Lenders to continue Existing Loans as Loans under this Agreement and to make the Term C Loans hereunder shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

         SECTION 5.1.1 RESOLUTIONS, ETC. The Administrative Agent shall have received from the Borrower and each other Obligor, as applicable, (i) good standing certificates for each such Person from the Secretary of State (or similar, applicable Governmental Authority) of such Person's state of incorporation and each state where the Borrower or such Obligor, as the case may be, is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated a date reasonably close to the Second Amendment Effective Date, and (ii) a certificate, dated the Second Amendment Effective Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, as to

                  (a) resolutions of each such Person's Board of Directors then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of this Agreement, the Notes, each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document to be executed by such Person; and

                  (c) each Organic Document of such Person,

upon which certificates each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of any such Person canceling or amending the prior certificate of such Person.

         SECTION 5.1.2 SECOND AMENDMENT EFFECTIVE DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Second Amendment Effective Date Certificate, dated the Second Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties in all material respects of the Borrower made as of such date and under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects. All documents and agreements required to be appended to the Second Amendment Effective Date Certificate shall be in form and substance satisfactory to each of the Agents and such certificate shall specify that none of such documents or agreements have been modified except as set forth in such certificate.

         SECTION 5.1.3 SUPPLEMENT TO PLEDGE AGREEMENT. (a) The Administrative Agent shall have received, with counterparts for each Lender, a supplement to
Schedule I to the Pledge Agreement, together with a certificate of the Borrower, dated the Second Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, together with certificate(s) evidencing all of the issued and outstanding shares of Capital Stock of KSL Cactus Holdings, Inc. pledged pursuant to the Pledge Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Agents that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Lenders in accordance with Article 8 of the Uniform Commercial Code, as in effect in the State of New York, and all laws otherwise applicable to the perfection of the pledge of such shares; and

                  (b) the Agents and their counsel shall be satisfied that

                           (i) the Lien granted to the Administrative Agent, for the benefit of the Agents, the Issuers and the Lenders, in the collateral described above is a first priority security interest; and

                           (ii) no Lien exists on any of the collateral
                  described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Agents, the Issuers and the Lenders, pursuant to the Pledge Agreement.

         SECTION 5.1.4 SUPPLEMENT TO GUARANTY. The Administrative Agent shall have received, with counterparts for each Lender, a supplement to the Guaranty, dated as of the Second Amendment Effective Date and duly executed and delivered by an Authorized Officer of each of KSL Cactus Holdings, Inc. and each of its subsidiaries party thereto.

         SECTION 5.1.5 FINANCIAL INFORMATION, ETC. The Administrative Agent shall have received, with copies for each Lender,

                  (a) audited consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Years ended October 31, 1997, October 31, 1998 and October 31, 1999, and unaudited consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended July 31, 2000; and

                  (b) PRO FORMA consolidated financial statements of the Borrower and its Subsidiaries, including therein a PRO FORMA consolidated balance sheet of the Borrower and its Subsidiaries and PRO FORMA consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries, in each case as of July 31, 2000, certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the transactions contemplated by this Agreement and reflecting the proposed capital structure of the Borrower, and which shall be satisfactory to each of the Agents.

         SECTION 5.1.6 SOLVENCY. The Administrative Agent shall have received, with counterparts for each Lender, a solvency certificate as to the Borrower and its Subsidiaries, taken as a whole, dated the Second Amendment Effective Date and duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit G hereto.

         SECTION 5.1.7 AFFIRMATION AND ACKNOWLEDGMENT. The Administrative Agent shall have received, with counterparts for each Lender, an affirmation and acknowledgment, dated as of the Second Amendment Effective Date and duly executed by an Authorized Officer of each Obligor, in form and substance reasonably satisfactory to the Agents.

         SECTION 5.1.8 CONSUMMATION OF TRANSACTION. The Administrative Agent shall have received evidence satisfactory to it that the Transaction has been or, contemporaneously with the making of the Term C Loans, will be consummated on terms satisfactory to the Agents.

         SECTION 5.1.9 LITIGATION. There shall exist no pending or threatened action, suit, investigation, litigation or proceeding in any court or before any arbitrator or governmental instrumentality which (x) purports to affect the consummation of the Transaction or the legality or validity of this Agreement or any other Loan Document or (y) could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.1.10 NO MATERIAL ADVERSE CHANGE. No Material Adverse Change has occurred since July 31, 2000 and no material adverse change has occurred since July 31, 2000 with respect to the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole.

         SECTION 5.1.11 APPROVALS. All governmental and third party approvals necessary in connection with the Transaction and all governmental approvals necessary in connection with the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and shall be in full force and effect except as would not have a Material Adverse Effect, and all applicable waiting periods, if any, shall have expired without any action being taken or threatened by any competent authority which could restrain, prevent or otherwise impose materially adverse conditions on the Transaction or the financing thereof.

         SECTION 5.1.12 OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, each dated the Second Amendment Effective Date and addressed to each Agent, each Lender and the Issuer, from

                  (a) Simpson Thacher & Bartlett, special counsel to the Borrower and each of the other Obligors, in form and substance reasonably satisfactory to the Agents; and

                  (b) Nola S. Dyal, Esq., general counsel to the Borrower and each of the other Obligors, in form and substance reasonably satisfactory to the Agents.

         SECTION 5.1.13 CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable under this Agreement on the Second Amendment Effective Date, together with all reasonable and documented legal costs and expenses of the Agents to the extent invoiced prior to or on the Second Amendment Effective Date, including any such fees, costs and expenses arising under or referenced in Sections 3.3 and 10.3.

         SECTION 5.2 ALL CREDIT EXTENSIONS. The obligation of each Lender and the Issuer to make any Credit Extension shall be subject to Sections 2.1.4 and 2.1.5 and the satisfaction of each of the conditions precedent set forth in this Section 5.2.

         SECTION 5.2.1 COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension:

                  (a) the representations and warranties set forth in ARTICLE VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                  (b) no Default shall have then occurred and be continuing.

         SECTION 5.2.2 CREDIT EXTENSION REQUEST, ETC. Subject to
Sections 2.3.2 and 2.6.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request, the giving of telephonic notice pursuant to Section 2.3.2 and the deemed making of a request for a Swing Line Loan as set forth in Section 2.6.2 and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and each Agent to enter into this Agreement, continue the Existing Loans as Loans hereunder and to make Credit Extensions hereunder, the Borrower represents and warrants unto each Agent, the Issuer and each Lender as set forth in this ARTICLE VI.

         SECTION 6.1 ORGANIZATION, ETC. The Borrower and each of its Material Restricted Subsidiaries and each other Obligor

                  (a) is a corporation validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation;

                  (b) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification; and

                  (c) has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except, in the case of CLAUSES (a) and (c) above, with respect to each Material Restricted Subsidiary and each other Obligor other than the Borrower, and, in the case of CLAUSE (b) above, with respect to the Borrower and each Material Restricted Subsidiary and each other Obligor, to the extent that the failure of which could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, the granting of the Liens contemplated by the Pledge Agreement, and the Borrower's, each of its Material Restricted Subsidiaries' and each other Obligor's participation in the consummation of all aspects of the transactions contemplated hereby, are in each case within each such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene any such Person's Organic Documents;

                  (b) contravene any material contractual restriction binding on or affecting any such Person or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under the terms of any material indenture (including the Senior Subordinated Indenture), loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which the Borrower or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound;

                  (c) contravene (i) any court decree or order binding on or affecting any such Person or (ii) any law or governmental regulation binding on or affecting any such Person; or

                  (d) result in, or require the creation or imposition of, any Lien on any of such Person's material properties (except as permitted by this Agreement).

         SECTION 6.3 GOVERNMENT APPROVAL, REGULATION, ETC. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or regulatory body or other Person (other than those that have been, or on the Second Amendment Effective Date will be, duly obtained or made and which are, or on the Second Amendment Effective Date will be, in full force and effect and other than those, singly or in the aggregate, with respect to which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect) is necessary or required for the consummation of the transactions contemplated hereby or the due execution, delivery or performance by, or enforcement against, the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party or the granting of the Liens contemplated by the Pledge Agreement. Neither the Borrower nor any other Obligor nor any of the Restricted Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 6.4 VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document, executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and each other Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case above, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         SECTION 6.5 FINANCIAL INFORMATION. The financial statements furnished to the Administrative Agent and the Lenders pursuant to CLAUSES (a) and (b) of SECTION 5.1.5 have been prepared in accordance with GAAP consistently applied, except as otherwise expressly noted therein, and present fairly in all material respects the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of operations, shareholders' equity, earnings and cash flow and all other financial information of each of the Borrower and its Subsidiaries furnished pursuant to SECTION 7.1.1 have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, except as otherwise expressly noted therein, and do or will present fairly in all material respects the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 6.6 NO MATERIAL ADVERSE CHANGE. Except as may have been disclosed in writing to the Agents and the Lenders prior to the Second Amendment Effective Date, there has been no Material Adverse Change since July 31, 2000.

         SECTION 6.7 LITIGATION, LABOR CONTROVERSIES, ETC.; No Violation of Law. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Material Restricted Subsidiaries, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

         SECTION 6.8 SUBSIDIARIES. The Borrower has no Subsidiaries, except those Subsidiaries

                  (a) existing on the Closing Date which are identified in ITEM
         6.8 ("Existing Subsidiaries") of the Disclosure Schedule (and each Material Restricted Subsidiary as of the Closing Date has been so designated therein);

                  (b) which are permitted to have been organized or acquired following the Closing Date in accordance with SECTION 7.2.5 or 7.2.7.

         SECTION 6.9 OWNERSHIP OF PROPERTIES. The Borrower and each of its Material Restricted Subsidiaries has good title to, or leasehold interests in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3, except where the failure to have such good title or leasehold interests could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Borrower and its Material Restricted Subsidiaries owns or are licensed or otherwise have the right to use all of the trademarks, copyrights, patents, licenses and other rights that are reasonably necessary for the operation of each of their respective businesses, without conflict with the rights of any other Person and free of burdensome restrictions, except where the failure to have any such rights could not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.10 TAXES. The Borrower, its Restricted Subsidiaries and all other corporations with whom the Borrower or any Restricted Subsidiary join in the filing of a consolidated return have filed all Federal income tax returns and other material tax returns and reports, domestic and foreign, required by law to have been filed, and have paid all material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those not yet delinquent or those which are being diligently contested in good faith. The Borrower, each of its Restricted Subsidiaries and each such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidated return have paid, or have provided adequate

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reserves (in the good faith judgement of the management of the Borrower) in accordance with GAAP for the payment of all such material taxes, assessments, fees and charges relating to all prior taxable years and the current taxable year of the Borrower, each of its Restricted Subsidiaries and each such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidation return. To the best knowledge of the Borrower, there is no proposed tax assessment against the Borrower or any Restricted Subsidiary or any such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidated return that could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.11 ERISA COMPLIANCE. Except as specifically disclosed in
Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule:

                  (a) Each Plan is in compliance in all material respects with the terms thereof and the applicable provisions of ERISA, the Code and other federal or state law except to the extent that failure to comply would not result, individually or in the aggregate, in an amount of liability that could reasonably be expected to have a Material Adverse Effect. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability in an amount which could reasonably be expected to have a Material Adverse Effect if such Pension Plan were then terminated; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA that could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.12 COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower and each of its Restricted Subsidiaries is in compliance with all applicable Environmental Laws in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the effect of the preceding sentence:

                  (a) neither the Borrower nor any of its Subsidiaries has received a complaint, order, citation, notice or other written communication with respect to the existence or alleged existence of a violation of, or liability arising under, any Environmental Law, the outcome of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (b) to the best of the Borrower's knowledge, after due inquiry, there are no environmental, health or safety conditions existing or reasonably expected to exist at any real property owned, operated, leased or used by the Borrower or any of its existing or former Subsidiaries or any of their respective predecessors, including off-site treatment or disposal facilities used by the Borrower or its existing or former Subsidiaries for wastes treatment or disposal, which could reasonably be expected to require any construction or other capital costs or clean-up obligations to be incurred prior to the Stated Maturity Date for all Term B Loans in order to assure compliance with any Environmental Law, including provisions regarding clean-up, to the extent that any of such conditions, construction or other capital costs or clean-up obligations, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

                  (c) neither the Borrower nor any of its Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at or from any currently or formerly owned Real Estate (as defined in SECTION 7.1.1) or facility relating to its business in a manner that could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.13 REGULATIONS U AND X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no use of any proceeds of any Credit Extensions will violate F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.14 ACCURACY OF INFORMATION. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent, the Issuer or any Lender on or before the Closing Date (including (i) the Confidential Information Memorandum and (ii) all information contained in the Loan Documents) for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this clause (a), such factual information shall not include projections and pro forma financial information.

         (b) The projections and PRO FORMA financial information contained in the factual information referred to in CLAUSE (a) above (including the PRO FORMA consolidated financial statements delivered pursuant to CLAUSE (b) of
SECTION 5.1.5) were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.


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

                                   ARTICLE VII

                                    COVENANTS

         SECTION 7.1 AFFIRMATIVE COVENANTS. The Borrower agrees with each Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform or cause to be performed the obligations set forth in this Section 7.1.

         SECTION 7.1.1 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and each Agent copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, unaudited consolidated and consolidating balance sheets of the Borrower and its Restricted Subsidiaries and, to the extent available, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, in each case as of the end of such Fiscal Quarter and unaudited consolidated and consolidating statements of earnings and cash flow of the Borrower and its Restricted Subsidiaries and, to the extent available, unaudited consolidated and consolidating statements of earnings and cash flow of the Borrower and its Subsidiaries, in each case for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower as fairly presenting in all material respects, in accordance with GAAP (subject to year-end audit adjustments), the financial position and results of operations of the Borrower and its Subsidiaries covered thereby as of the date thereof;

                  (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the annual audited financial statements for such Fiscal Year for the Borrower and its Restricted Subsidiaries, including therein consolidated and consolidating balance sheets of the Borrower and its Restricted Subsidiaries as of the end of such Fiscal Year and consolidated and consolidating statements of earnings and cash flow of the Borrower and its Restricted Subsidiaries for such Fiscal Year, in each case as audited (without any Impermissible Qualification) by Deloitte & Touche LLC or other nationally recognized independent public accountants, together in any event with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Restricted Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default relating to CLAUSE (a), (b) or (c) of SECTION 7.2.4 that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof;

                  (c) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower and within 120 days after the end of the Fiscal Year of the Borrower, a Compliance Certificate, executed by the chief executive, financial or accounting Authorized Officer of the Borrower, showing (in reasonable detail, including with respect to appropriate calculations and computations) compliance with the financial covenants set forth in ARTICLE VII;

                  (d) promptly after any Responsible Officer of the Borrower or any of its Restricted Subsidiaries obtains knowledge of the occurrence of a Default or Event of Default (including any "Event of Default" as defined in the Senior Subordinated Indenture), a statement of the chief executive, financial or accounting Authorized Officer of the Borrower setting forth details of such Default or Event of Default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (e) promptly after any Responsible Officer of the Borrower or any of its Restricted Subsidiaries obtains knowledge of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy, or (y) the commencement of any litigation, action, proceeding or labor controversy, in each case (in the case of either CLAUSE (x) or (y) above) to the extent the same, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, notice thereof;

                  (f) promptly after any receipt of any notice of acceleration, redemption or purchase demands or other similar notices provided by the trustee for the Senior Subordinated Notes, notice thereof and copies of all documentation relating thereto;

                  (g) concurrently with the delivery of the financial statements referred to in CLAUSES (a) and (b) of SECTION 7.1.1, financial statements prepared on a PRO FORMA basis assuming each Acquisition consummated during the Test Period relating to such financial statements referred to in such CLAUSES (a) and (b) had been consummated on the first day of such Test Period, together with a Compliance Certificate executed by the chief executive, financial or accounting Authorized Officer of the Borrower;

                  (h) promptly upon filing thereof, copies of any reports filed on Forms 10-K, 10-Q, and 8-K, effective registration statements filed on Forms S-1, S-2, S-3 and S-4, and any proxy statements, as well as any substitute or similar documents to substantially the same effect as the foregoing, including, to the extent requested by the Administrative Agent, the schedules and exhibits thereto, in such each case as filed with the SEC by the Borrower or any of its Restricted Subsidiaries (other than immaterial amendments to any such registration statement);

                  (i) promptly after transmission thereof, copies of any notices of reports that the Borrower or any of its Subsidiaries shall send to the holders of any publicly issued debt of the Borrower and/or any of its Subsidiaries (including the Senior Subordinated Notes) in their capacity as such holders (in each case to the extent not theretofore delivered to the Lenders pursuant to this Agreement);

                  (j) promptly after a Responsible Officer of the Borrower or any of its Restricted Subsidiaries obtains knowledge of the occurrence of any ERISA Event (but in no event more than 10 days after a Responsible Officer of the Borrower obtains knowledge of such ERISA Event), notice thereof together with a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event;

                  (k) promptly when available and in any event within 60 Business Days after the last day of each Fiscal Year of the Borrower (commencing after the Closing Date), a budget for the then current Fiscal Year of the Borrower as customarily prepared by the management of the Borrower for its internal use, which budget shall be prepared on a Fiscal Quarter basis and shall set forth the principal assumptions on which such budget is based;

                  (l) promptly after obtaining knowledge of any one or more of the following environmental matters, unless such environmental matters would not, individually or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect, written notice of:

                           (i) any pending or threatened Environmental Claim
                  against the Borrower or any of its Subsidiaries or any Real Estate (as defined below);

                           (ii) any condition or occurrence on any Real Estate
                  that (x) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any Real Estate;

                           (iii) any condition or occurrence on any Real Estate
                  that could reasonably be anticipated to cause such Real Estate to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Estate under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any Real Estate.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's response thereto. The term "REAL ESTATE" shall mean land, buildings and improvements owned or leased by the Borrower or any of its Subsidiaries, but excluding all operating fixtures and equipment, whether or not incorporated into improvements; and

                  (m) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Agent, or the Required Lenders through the Administrative Agent, may from time to time reasonably request in writing.

         SECTION 7.1.2 PRESERVATION OF CORPORATE EXISTENCE, ETC. The Borrower will, and will cause each of its Restricted Subsidiaries to:

                  (a) preserve and maintain in full force and effect its corporate existence under the laws of its state or jurisdiction of incorporation (PROVIDED that the Borrower and its Restricted Subsidiaries may consummate any transaction permitted under SECTION 7.2.7), except, in the case of any such Restricted Subsidiary, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

                  (b) preserve and maintain in full force and effect its good standing under the laws of its state or jurisdiction of incorporation and all material governmental rights, privileges, qualification, permits, licenses and franchises necessary in the normal conduct of its business except in each case to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Restricted Subsidiaries to, ensure that its properties and equipment used or useful in its business, in whomsoever's possession they may be to the extent that it is within the Borrower's or such Restricted Subsidiary's control to cause same, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses and consistent with third-party leases, except in each case to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.4 PAYMENT OF TAXES. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge all material taxes, assessments and governmental charges or levies upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful material claims that, if unpaid, could reasonably be expected to become a material Lien upon any properties of the Borrower or any of its Restricted Subsidiaries; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required hereunder to pay any such tax, assessment, charge, levy or claim that is being contested in good faith if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower or such Subsidiary) with respect thereto in accordance with GAAP.

         SECTION 7.1.5 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to comply, in all material respects, with all applicable statutes, regulations and other Requirements of Law (including Environmental Laws) having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist or except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.6 INSURANCE. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, at all times maintain in full force and effect, with insurance companies which the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business (including business interruption and hurricane insurance) against such casualties and contingencies and of such types and in such amounts, and with such deductibles, retentions, self-insured amounts and reinsurance provisions, as are customarily maintained by companies engaged in the same or similar businesses in the same general area and will, upon request of any of the Administrative Agent, furnish to each Lender information presented in reasonable detail as to the insurance maintained by the Borrower and its Restricted Subsidiaries.

         SECTION 7.1.7 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit officers and designated representatives of the Agents or the Required Lenders, at reasonable times and intervals, to visit and inspect any of its properties or its assets, to discuss its financial matters with its officers and independent public accountant and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with such Agent's or any Lender's exercise of its rights pursuant to this Section.

         SECTION 7.1.8 [RESERVED].

         SECTION 7.1.9 FUTURE SUBSIDIARIES. Upon any Person becoming, after the Closing Date, a Subsidiary of the Borrower (other than any Unrestricted Subsidiary), including any Person that was a Restricted Subsidiary, but not a Material Restricted Subsidiary, but which becomes a Material Restricted Subsidiary through internal growth or otherwise, or upon the Borrower acquiring additional Capital Stock of any existing Restricted Subsidiary, the Capital Stock of which is then pledged under the Pledge Agreement, the Borrower shall notify the Agents of such acquisition, and, unless otherwise agreed to among the Borrower, the Agents and the Required Lenders, and subject to the provisions of clauses (g)(iii) and (k)(ii) of Section 7.2.2 and clause(i)(ii) of Section 7.2.5,

                  (a) such Person shall, if it is a Domestic Subsidiary and not theretofore a party to the Guaranty, execute and deliver to the Administrative Agent a supplement to the Guaranty for the purposes of becoming a guarantor thereunder; and

                  (b) the Borrower shall, if such Person is a direct Subsidiary of the Borrower, pursuant to the Pledge Agreement, pledge to the Administrative Agent all of the outstanding shares of Capital Stock of such Subsidiary owned directly by it (PROVIDED that, in the event such Subsidiary is a Foreign Subsidiary, the Borrower shall not be required to pledge more than 65% of the outstanding shares of the Capital Stock of such

         Subsidiary), along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Agents that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent, for the benefit of the Lenders, the Agents and the Issuer, in accordance with Section 8-313 and Section 8-321 of the U.C.C. or any other similar law which may be applicable).

         SECTION 7.1.10 USE OF PROCEEDS. The Borrower has or shall apply the proceeds of the Credit Extensions

                  (a) to finance the Transaction;

                  (b) for working capital and general corporate purposes of the Borrower and its Restricted Subsidiaries, including Permitted Acquisitions by such Persons; and

                  (c) to repay the Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule.

         SECTION 7.1.11 TRANSACTIONS WITH AFFILIATES. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, conduct all transactions with any of its Affiliates (other than the Borrower and its Restricted Subsidiaries) upon terms that are substantially as favorable to the Borrower or such Restricted Subsidiary as it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Restricted Subsidiary; provided that the foregoing restrictions shall not apply to (a) the payment of customary annual fees to KKR and its Affiliates for management, consulting and financial services rendered to the Borrower and its Restricted Subsidiaries, and customary investment banking fees paid to KKR and its Affiliates for services rendered to the Borrower or its Restricted Subsidiaries in connection with divestitures, acquisitions, financings and other transactions, (b) customary fees paid to members of the Board of Directors of the Borrower and its Restricted Subsidiaries and (c) the performance of the management agreements entered into with KSL identified in Item 7.1.11 ("Management Agreements with KSL") of the Disclosure Schedule.

         SECTION 7.1.12 BUSINESS ACTIVITIES. The Borrower will, and will cause each of its Restricted Subsidiaries to, engage primarily in the business of owning, operating and developing country club, resort and spa properties and assets and hospitality services activities related thereto and such other activities as are reasonably related, incidental or substantially similar thereto.

         SECTION 7.1.13 END OF FISCAL YEAR. The Borrower will, for financial reporting purposes, cause each of its, and each of its Domestic Subsidiaries', fiscal years to end on October 31 of each year (the "Fiscal Year End"); provided, however, that the Borrower may, upon prior written notice to the Agents, change the definition of Fiscal Year End set forth above to any other date reasonably acceptable to the Agents, in which case the Borrower and the Agents will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

         SECTION 7.2 NEGATIVE COVENANTS. The Borrower agrees with each Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.

         SECTION 7.2.1 MODIFICATION OF CERTAIN AGREEMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to or permit or suffer to exist any amendment, supplement or other modification of, the Senior Subordinated Notes or the Senior Subordinated Indenture or any document or instrument evidencing or applicable to the Subordinated Debt issued thereunder in a manner materially adverse to the Lenders.

         SECTION 7.2.2 INDEBTEDNESS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Credit Extensions and other Obligations (including Hedging Obligations in respect of such Credit Extensions);

                  (b) Indebtedness that was repaid in full on the Closing Date and identified in ITEM 7.2.2(b) ("Indebtedness Paid") of the Disclosure Schedule;

                  (c) Indebtedness existing as of the Closing Date and identified in ITEM 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

                  (d) unsecured Indebtedness incurred in the ordinary course of business of the Borrower and its Restricted Subsidiaries (consisting of open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services and Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding Indebtedness incurred through the borrowing of money or Contingent Obligations in respect thereof);

                  (e) Indebtedness in respect of Capitalized Lease Liabilities; PROVIDED, that the aggregate amount of all Indebtedness outstanding pursuant to this clause at the time any of the same is created, assumed or incurred (together with the principal amount of all other Indebtedness permitted under this CLAUSE (e)) shall not at any time exceed $125,000,000 at such time after giving effect thereto;

                  (f) Indebtedness between the Borrower and its Restricted Subsidiaries and Indebtedness between Restricted Subsidiaries;

                  (g) Indebtedness of a Person existing at the time such Person became a Restricted Subsidiary of the Borrower to the extent such Indebtedness constitutes mortgage financing or other real property financing or, when incurred by such Person, would have constituted Indebtedness of the type described in CLAUSE (i) below, in each case after the Closing Date as the result of a Permitted Acquisition, PROVIDED that (i) such

         Indebtedness existed at the time such Person became a Restricted Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof, (ii) such Indebtedness is not guaranteed in any respect by the Borrower or any Restricted Subsidiary (other than any such Person that so becomes a Restricted Subsidiary), (iii) (A) the Borrower pledges the Capital Stock of such Person to the Administrative Agent to the extent required under SECTION 7.1.9, (B) such Person executes a supplement to the Guaranty to the extent required under SECTION 7.1.9 and (C) if any such Indebtedness is secured, (1) the Guaranty referred to in the preceding SUBCLAUSE (B) is equally and ratably secured or (2) in the case of assets acquired by the Borrower or any Restricted Subsidiary, the Borrower's obligations hereunder or such Restricted Subsidiary's Guaranty, as the case may be, are equally and ratably secured, PROVIDED that the requirements of this SUBCLAUSE (iii) shall not apply to a portion thereof in an aggregate amount at any time outstanding of up to (and including), but not in excess of, $25,000,000 of the aggregate of (1) all such Indebtedness described above in this CLAUSE (g) and (2) all Indebtedness as to which the proviso to CLAUSE (k)(ii) of this SECTION 7.2.2 then applies, and
         (iv) the aggregate amount of all such Indebtedness described above in this CLAUSE (g) together with the Increased Commitment Amount and all Indebtedness incurred under CLAUSE (k) below of this SECTION 7.2.2, when taken together, may not exceed $200,000,000 in the aggregate at any time outstanding;

                  (h) unsecured Subordinated Debt of the Borrower evidenced by the Senior Subordinated Notes in an aggregate principal amount not to exceed $125,000,000;

                  (i) Indebtedness in an aggregate outstanding amount not to exceed $25,000,000 at any time incurred within 270 days of the acquisition, construction or improvement of fixed or capital assets to finance the acquisition, construction or improvement of such fixed or capital assets or otherwise incurred in respect of capital expenditures of the Borrower and its Restricted Subsidiaries to the extent (but only to the extent) such Indebtedness is secured solely by (and recourse in respect of such Indebtedness is limited to) such fixed or capital assets and is non-recourse to the Borrower and each of its Restricted Subsidiaries;

                  (j) Indebtedness in respect of Hedging Obligations incurred in the ordinary course of business and not for speculative purposes (as determined in good faith by the Borrower);

                  (k) Indebtedness of the Borrower or any Restricted Subsidiary, PROVIDED, that (x) if such Indebtedness is incurred to finance a Permitted Acquisition, (i) such Indebtedness is not guaranteed in any respect by any Restricted Subsidiary (other than any Person acquired (the "ACQUIRED PERSON") as a result of such Permitted Acquisition or the Restricted Subsidiary so incurring such Indebtedness) or, in the case of Indebtedness of any Restricted Subsidiary, by the Borrower and
         (ii) (A) the Borrower pledges the Capital Stock of such acquired Person to the Administrative Agent to the extent required under SECTION 7.1.9,
         (B) such acquired Person executes a supplement to the Guaranty to the extent required under SECTION 7.1.9 and (C) if a guaranty by such acquired Person of any such Indebtedness is secured by assets of such acquired Person, the Guaranty referred to in the preceding SUBCLAUSE (B) is equally and ratably secured, PROVIDED that the requirements of this SUBCLAUSE
         (ii) shall not apply to a portion thereof in an aggregate amount at any time outstanding of up to (and including), but not in excess of, $25,000,000 of the aggregate of (1) all such Indebtedness described above in this CLAUSE (k) and (2) all Indebtedness as to which the proviso to CLAUSE (g)(iii) of this SECTION 7.2.2 then applies, and
         (y) the aggregate amount of all such Indebtedness described above in this CLAUSE (k) together with the Increased Commitment Amount and all Indebtedness assumed or permitted to exist under CLAUSE (g) of this SECTION 7.2.2, when taken together, may not exceed $200,000,000 in the aggregate at any time outstanding;

                  (l) Indebtedness assumed in connection with the Transaction and identified in ITEM 7.2.2(l) ("Assumed Indebtedness") of the Disclosure Schedule; and

                  (m) any refinancing, refunding, renewal or extension of any Indebtedness permitted under CLAUSES (c) through (k) above; PROVIDED that (i) the principal amount thereof is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except to the extent otherwise permitted under this SECTION 7.2.2) and (ii) the direct and contingent obligors with respect to such Indebtedness are not changed unless permitted under the applicable provisions hereof.

         SECTION 7.2.3 LIENS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document or any Rate Protection Agreement;

                  (b) Liens existing prior to the Closing Date securing payment of Indebtedness of the type permitted and described in CLAUSE (b) of
         SECTION 7.2.2;

                  (c) Liens existing as of the Closing Date securing Indebtedness of the type permitted and described in CLAUSE (c) of
         SECTION 7.2.2;

                  (d) Liens securing

                           (i) payment of foreign currency exchange or rate swap
                  and similar agreements referred to in CLAUSE (a) of SECTION 7.2.2, in each case to the extent the counterparty to any such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender; and

                           (ii) Indebtedness of the type permitted and described
                  in CLAUSE (e) of SECTION 7.2.2 (and securing only the assets that are the subject of such Capitalized Lease Liabilities);

         and renewals, extensions and refinancing of such Indebtedness; PROVIDED, that the Liens permitted by this clause with respect to CLAUSE (e) of SECTION 7.2.2 shall only cover the same assets (or substitutions or replacements of the same general type) which originally secured the Indebtedness renewed, extended or refinanced pursuant to such clause;

                  (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or to the extent payment is not required pursuant to SECTION 7.1.4;

                  (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords and other similar Liens imposed by law incurred in the ordinary course of business, in each case so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

                  (g) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory and regulatory obligations, bids, leases and contracts or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds or performance or return-of-money bonds;

                  (h) Liens consisting of judgement or judicial attachment liens in circumstances not constituting an Event of Default under
         SECTION 8.1.6;

                  (i) easements, rights-of-way, municipal and zoning ordinances or similar restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or its Restricted Subsidiaries;

                  (j) Liens on the property of, or securing Indebtedness to the extent permitted by CLAUSE (g) of SECTION 7.2.2 of, any Person which becomes a Restricted Subsidiary after the date hereof; PROVIDED that such Liens exist at the time such Person becomes a Restricted Subsidiary and are not created in anticipation thereof and such Liens attach only to a specific asset or type of asset of such Person and not assets of such Person generally;

                  (k) Liens arising solely by virtue of any statutory or common law provision relating to banks' liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, PROVIDED that such deposit account is not a cash collateral account;

                  (l) any interest or title of a lessor secured by a lessor's interest under any lease permitted by this Agreement, or any leases or subleases granted to others not interfering in any material respect with the business of the Borrower or its Restricted Subsidiary to which the property subject to such lease or sublease relates;

                  (m) Liens placed upon property, plant or equipment used in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries in connection with the acquisition thereof by the Borrower or any such Restricted Subsidiary to secure Indebtedness incurred to pay all or a portion of the purchase price thereof (PROVIDED that (i) the Lien encumbering the property, plant or equipment so acquired does not encumber any other asset of the Borrower or any such Restricted Subsidiary and (ii) the Indebtedness secured thereby is permitted by CLAUSE (k) of SECTION 7.2.2 and such acquisition was otherwise permitted by this Agreement);

                  (n) Liens existing on the assets of any Person that becomes a Restricted Subsidiary, or existing on assets acquired, pursuant to a Permitted Acquisition under CLAUSE (i) of SECTION 7.2.5 to the extent the Liens on such assets secure Indebtedness permitted by CLAUSE (G) of
         SECTION 7.2.2, PROVIDED that such Liens attach at all times only to the same assets that such Liens attached to, and secure only the same Indebtedness that such Liens secured, immediately prior to such Permitted Acquisition;

                  (o) Liens placed upon the Capital Stock or assets of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition under CLAUSE (i) of SECTION 7.2.5 to the extent such Liens secure Indebtedness incurred pursuant to CLAUSE (k) of SECTION 7.2.2 to finance the Acquisition of such Restricted Subsidiary by the Borrower or any of its other Restricted Subsidiaries;

                  (p) Liens securing Indebtedness of the type permitted and described in CLAUSE (l) of SECTION 7.2.2;

                  (q) Liens existing as of the Second Amendment Effective
         Date and identified in ITEM 7.2.3 ("Ongoing Liens") of the Disclosure Schedule;

                  (r) Liens securing additional Indebtedness in an aggregate outstanding amount not to exceed $5,000,000 at any time; and

                  (s) the replacement, extension or renewal of any Lien permitted by CLAUSES (c) through (r) above upon or in the same assets theretofore subject to such Lien (or substitution or replacement assets of the same general type) or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted under this Agreement) of the Indebtedness secured thereby.

         SECTION 7.2.4 FINANCIAL CONDITION AND OPERATIONS. The Borrower will not permit to occur any of the events set forth below.

                  (a) INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                Period                          Maximum Leverage
                                ------                              Ratio
                                                                  --------
                 04/30/1997 through
                   10/31/1997                                       1.50:1

                 01/31/1998 through
                   10/31/1998                                       1.75:1

                 0/31/1999 through
                   10/31/1999                                       2.00:1

                 01/31/2000 through
                   10/31/2000                                       2.25:1

                 01/31/2001 through
                   the Stated Maturity Date
                   with respect to Term B Loans                     2.50:1.

                  (b) FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter during any Fiscal Year (commencing with the Fiscal Quarter ending October 31, 1997) to be less than 1.05:1.

                  (c) MAXIMUM LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending on or about any date set forth below or occurring during any period set forth below to be greater than the ratio set forth opposite such date or such period, as applicable:

                       Date/Period                          Maximum Leverage
                       -----------                               Ratio
                                                            ----------------
                        10/31/1997                               6.75:1
              01/31/1998 through 07/31/1998                      6.50:1
                        10/31/1998                               6.25:1
              01/31/1999 through 10/31/1999                      6.00:1
                    01/31/2000 through                           5.50:1
                        10/31/2001
                    01/31/2002 through
                 the Stated Maturity Date                       4.50:1.
                with respect to Term B Loans

         SECTION 7.2.5 INVESTMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing as of the Closing Date and identified in ITEM 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b) Cash Equivalent Investments;

                  (c) without duplication, Investments to the extent permitted as Indebtedness pursuant to SECTION 7.2.2;

                  (d) without duplication, Capital Expenditures;

                  (e) without duplication, Investments permitted by SECTION
         7.2.6;

                  (f) Investments by way of contributions to capital or purchases of equity by the Borrower in any of its Restricted Subsidiaries or by such Restricted Subsidiary in any of its Restricted Subsidiaries;

                  (g) Investments constituting (i) accounts receivable arising,
         (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                  (h) Investments constituting loans and advances to officers, directors and employees of the Borrower or any of the Restricted Subsidiaries (i) to finance the purchase of Capital Stock of the Borrower and (ii) for additional purposes not contemplated by CLAUSE
         (i) above, in an aggregate principal amount at any time outstanding with respect to this CLAUSE (ii) not exceeding $5,000,000;

                  (i) Investments by the Borrower or any Restricted Subsidiary (other than any Investment in an Unrestricted Subsidiary) constituting an Acquisition (any such Acquisition permitted pursuant to this CLAUSE
         (i), a "PERMITTED ACQUISITION"), so long as (i) such Acquisition and all transactions related thereto are consummated in accordance with applicable law, (ii) in the case of an Acquisition of Capital Stock or other equity interest by the Borrower or a Restricted Subsidiary, (A) such Acquisition results in the issuer of such Capital Stock or other equity interest becoming a Restricted Subsidiary, (B) the Borrower pledges the Capital Stock of such Person to the Administrative Agent to the extent required under SECTION 7.1.9 and (C) such Person executes a supplement to the Guaranty to the extent required under SECTION 7.1.9, PROVIDED that the requirements of SUBCLAUSES (B) and (C) of this SUBCLAUSE (ii) shall not apply to an aggregate amount at any time outstanding of up to (and including), but not in excess of, $25,000,000 of

         Indebtedness permitted under CLAUSES (g) and (k) of SECTION 7.2.2 to be incurred in connection with such Acquisition, (iii) no Capital Stock or other equity interest or assets acquired in connection with such Acquisition shall be subject to any Lien (other than Liens permitted by SECTION 7.2.3), (iv) neither the Borrower nor any other Restricted Subsidiary shall assume or incur, directly or indirectly, any Indebtedness in connection with such Acquisition (other than Indebtedness otherwise permitted by SECTION 7.2.2), (v) after giving effect to such Acquisition, no Default shall have occurred and be continuing and (vi) the Borrower shall have delivered to the Administrative Agent prior to the consummation of such Acquisition (A) financial statements or reconciliations prepared on a PRO FORMA basis for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to SECTION 7.1.1 (assuming, for purposes of such PRO FORMA calculation, that such Acquisition had been consummated on the first day of such period) and (B) a certificate of the Borrower executed by its chief financial Authorized Officer demonstrating that the financial results reflected in such financial statements would comply with the requirements of SECTION 7.2.4 for the Fiscal Quarter in which such Investment is to be made (PROVIDED, that for purposes of this CLAUSE (i)(vi), and notwithstanding anything in CLAUSE (c) of SECTION 7.2.4 to the contrary, with respect to Investments made in Fiscal Quarters ended prior to October 31, 1997, the requirements of CLAUSE (c) of SECTION 7.2.4 shall apply and be deemed to specify a "Maximum Leverage Ratio" not to exceed 6.75:1); and

                  (j) additional Investments by the Borrower or its Restricted Subsidiaries (including in Unrestricted Subsidiaries); PROVIDED, that at any time that the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter is greater than 3.5:1.0, additional Investments may not be made pursuant to this CLAUSE (j) if, after giving effect thereto, the aggregate amount of all Investments made pursuant to this CLAUSE (j) at such time would exceed the sum of (i) $50,000,000 and (ii) the Available Amount at such time (to the extent not utilized prior to such time); and

                  (k) any Investment constituting the Corporate Sale Transaction; and

                  (l) any Investments acquired in connection with the Transaction;

provided, however, that

                  (m) any Investment which when made complies with the requirements of CLAUSE (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                  (n) no Investment otherwise permitted by CLAUSE (i), (j) or
         (k) shall be permitted to be made if any Event of Default or payment Default has occurred and is continuing or would result therefrom.

         SECTION 7.2.6 RESTRICTED PAYMENTS, ETC. The Borrower shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its Capital Stock, purchase, redeem or otherwise acquire for value any shares of its Capital Stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or pay, prepay, purchase, redeem or defease principal of the Senior Subordinated Notes or make any payments pursuant to any tax sharing arrangements or agreements, and the Borrower shall not permit any Restricted Subsidiary to purchase, redeem or otherwise acquire for value any shares of any class of Capital Stock of the Borrower, now or hereafter outstanding (or any warrants, rights or options to acquire such shares), and the Borrower shall not permit any of its Restricted Subsidiaries to pay, prepay, purchase, redeem or defease principal of the Senior Subordinated Notes or to make any payments pursuant to any tax sharing arrangement or agreement, except that, so long as (except in the case of clause (e) below) before and after giving effect to any such payment no Default shall have occurred, the Borrower may:

                  (a) declare and make dividends or other distributions payable solely in shares of its Capital Stock;

                  (b) purchase, redeem or otherwise acquire shares of common stock of the Borrower or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issuance of new shares of common stock of the Borrower;

                  (c) redeem or exchange in whole or in part any Capital Stock of the Borrower for another class of Capital Stock or rights to acquire such other class of Capital Stock of the Borrower, PROVIDED that such other class of Capital Stock contains terms and provisions (taken as a whole) at least as advantageous to the Lenders as those contained in the Capital Stock redeemed or exchanged thereby;

                  (d) repurchase shares of its Capital Stock (together with options or warrants in respect of any thereof) and pay dividends to KSL in amounts necessary to permit KSL to repurchase shares of KSL's Capital Stock (together with options or warrants in respect of any thereof) held by the officers, directors and employees of KSL, the Borrower or any of their respective Subsidiaries or Affiliates, so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements;

                  (e) (i) pay dividends to KSL in amounts necessary to pay administrative, legal, accounting and other fees, costs and expenses directly related to the ownership of the Borrower or the conduct of its operations and (ii) make, and may permit its Restricted Subsidiaries to make, payments to (x) the Borrower or any Restricted Subsidiary pursuant to a tax sharing agreement and (y) KSL pursuant to a tax sharing agreement in respect of the actual consolidated or combined tax liability of KSL and its Subsidiaries to the extent such tax payments are attributable to the tax liability of the Borrower and its Subsidiaries determined as if the Borrower and its Subsidiaries were an affiliated group of companies filing a consolidated or, as applicable, combined return, PROVIDED that, the Borrower and its Subsidiaries shall not make any portion of any such tax payment to the extent corresponding to any portion of such tax liability of the Borrower and its Subsidiaries attributable to any tax liability of an Unrestricted Subsidiary (determined as if Unrestricted Subsidiaries were to file returns on a separate reporting basis), unless the Borrower or its Restricted Subsidiaries shall have received contribution to the extent of each such Unrestricted Subsidiary's liability (as adjusted in good faith in a manner not materially adverse to the Lenders) from the Unrestricted Subsidiaries;

                  (f) make a dividend or distribution constituting the Corporate Sale Transaction;

                  (g) redeem, defease or otherwise prepay or retire the Senior Subordinated Notes in an aggregate amount not to exceed at any time the Available Amount at such time (to the extent not utilized prior to such time);

                  (h) at any time after the Closing Date, pay cash dividends not otherwise permitted hereunder so long as the aggregate amount so paid under this CLAUSE (h) during the term of this Agreement does not exceed an amount equal to the sum of (i) $15,000,000 and (ii) 50% of Consolidated Net Income for the period (taken as one accounting period) from the Closing Date through the last day of the most recently ended Fiscal Quarter; and

                  (i) make dividends or distributions consisting of one or more Specified Real Properties to the extent (and only to the extent) that immediately prior to any such dividend or distribution of any Specified Real Property, the use of such Specified Real Property shall be substantially similar to the use of such Specified Real Property by the Borrower and/or its Restricted Subsidiaries on the Closing Date.

         SECTION 7.2.7 CONSOLIDATIONS AND MERGERS; SALES OF ASSETS. The Borrower shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, merge, consolidate or otherwise combine or liquidate with or into, or enter into or consummate any Disposition (other than any Disposition resulting from a casualty or condemnation), whether in one transaction or in a series of transactions to or in favor of, any Person, except:

                  (a) (i) any Restricted Subsidiary may merge or otherwise consolidate with the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) and (ii) any Restricted Subsidiary may merge or otherwise consolidate with any other Restricted Subsidiary;

                  (b) any Restricted Subsidiary may sell or otherwise transfer its assets (upon voluntary liquidation or otherwise) to the Borrower and the Borrower or any Restricted Subsidiary may sell or otherwise transfer its assets (in the case of any such Restricted Subsidiary, upon voluntary liquidation or otherwise) to any Restricted Subsidiary;

                  (c) the Borrower or any Restricted Subsidiary may consummate the Corporate Sale Transaction; and

                  (d) the Borrower or any Restricted Subsidiary may consummate one or more Dispositions (in addition to any thereof described in any other provision of this SECTION 7.2.7), PROVIDED that (i) the Borrower complies with the requirements of CLAUSE (f) of SECTION 3.1.1, (ii) such Disposition is made for fair value (as determined in good faith by the Borrower) and (iii) the aggregate consideration received for all assets disposed of in Dispositions from and after the Closing Date pursuant to this CLAUSE (d) shall not exceed $125,000,000.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         SECTION 8.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT".

         SECTION 8.1.1 NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of

                  (a) any principal of any Loan; or

                  (b) of any interest on any Loan, any Reimbursement Obligation, any fee described in ARTICLE III or of any other amount payable hereunder or under any other Loan Document and such default shall continue unremedied for a period of five days.

         SECTION 8.1.2 BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to any Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE
V), is or shall be incorrect when made or deemed to have been made in any material respect.

         SECTION 8.1.3 NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under CLAUSE (d) or (f) of SECTION 7.1.1, SECTION 7.1.8 or
SECTION 7.2 or Section 8 of the Pledge Agreement.

         SECTION 8.1.4 NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after written notice thereof shall have been given to the

Borrower or such other Obligor, as applicable, by the Administrative Agent or the Required Lenders.

         SECTION 8.1.5 DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in SECTION 8.1.1) of the Borrower or any of its Restricted Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness (subject to any applicable grace period) if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or to cause an offer to purchase or defease such Indebtedness to be required to be made, prior to its expressed maturity.

         SECTION 8.1.6 JUDGMENTS. Any judgment, order, decree or arbitration award for the payment of money in excess of $10,000,000 (to the extent not fully covered by insurance (less any applicable deductible) or indemnification and as to which the insurer or the indemnifying party, as the case may be, has not disputed in writing its responsibility to cover such judgment, order, decree or arbitration award) shall be rendered against the Borrower or any of its Restricted Subsidiaries and the same shall not have been satisfied or vacated or discharged or stayed or bonded pending appeal within 60 days after the entry thereof.

         SECTION 8.1.7 ERISA. An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan.

         SECTION 8.1.8 CONTROL OF THE BORROWER. Any Change of Control shall occur.

         SECTION 8.1.9 BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any of its Material Restricted Subsidiaries shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower or any such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

                  (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10 IMPAIRMENT OF SECURITY, ETC. The Pledge Agreement or the Guaranty, in whole or in material part, or any Lien granted under the Pledge Agreement, shall (except in accordance with its terms and except as a result of acts or omissions of any Agent or Lender) terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, deny or disaffirm in writing such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

         SECTION 8.2 ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

         SECTION 8.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

                                   ARTICLE IX

                                   THE AGENTS

         SECTION 9.1 ACTIONS. (a) Each Lender hereby appoints Scotiabank as its Administrative Agent and SSB as its Syndication Agent, in each case under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes each such Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by any particular Agent (with respect to which each Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof or thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each of the Agents and their respective directors, officers, employees or agents, ratably in accordance with each such Lender's respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding or in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and each such Lender's respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, such Agent, in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the same is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents. No Agent shall be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any Agent shall be or become, in such Agent's determination inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         (b) Each Lender with a Revolving Loan Commitment hereby irrevocably appoints the Issuer to act on behalf of such Lenders with respect to any Letters of Credit issued by the Issuer and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Required Lenders to act for such Issuer with respect thereto; PROVIDED, HOWEVER, that the Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this ARTICLE IX with respect to any acts taken or omissions suffered by the Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent", as used in this ARTICLE IX, included the Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuer.

         SECTION 9.2 FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York City time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender will make such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing, in the case of the Borrower, and, in the case of a Lender, at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

         SECTION 9.3 EXCULPATION. None of the Agents nor any of their respective directors, officers, employees or agents shall be liable to any Lender or the Issuer for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any such Agent shall not obligate such Person to make any further inquiry or to take any action. Each of the Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper Person.

         SECTION 9.4 SUCCESSOR. Any Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If any Agent at any time shall resign, the Required Lenders may appoint another Lender reasonably acceptable to the Borrower as a successor to such Agent which shall thereupon become an Agent hereunder in such capacity as the retiring Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having (x) a combined capital and surplus of at least $250,000,000 and (y) a credit rating of

AA or better by Moody's or a comparable rating by S&P; PROVIDED, HOWEVER, that if, after expending all reasonable commercial efforts, such retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in CLAUSE (y) above, such retiring Agent, shall be permitted to appoint as its successor from all available commercial banking institutions willing to accept such appointment such institution having the highest credit rating of all such available and willing institutions. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of

                  (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement; and

                  (b) SECTIONS 10.3 and 10.4 shall continue to inure to its benefit.

         SECTION 9.5 LOANS BY AGENTS. Each of the Agents shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent hereunder. Each of the Agents and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not an Agent hereunder.

         SECTION 9.6 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of each of the Agents and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each of the Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.7 COPIES, ETC. Each Agent shall give prompt notice to each Lender and each other Agent of each notice or request required or permitted to be given to such Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). Each Agent will distribute to each Lender and each other Agent each document or instrument received for its account and copies of all other communications received by such Agent from the Borrower for distribution to the Lenders by the such Agent in accordance with the terms of this Agreement or any other Loan Document.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

                  (a) extend any Commitment Termination Date, change any Commitment to any other Commitment, amend, modify or waive any provision of this SECTION 10.1 or reduce the percentages specified in the definitions of the terms "Required Lenders", "Required Revolving Lenders", "Required Term A Lenders", "Required Term B Lenders", "Required Term C Lenders", "Supermajority Revolving Lenders" or "Supermajority Term Lenders", or consent to the assignment or transfer by the Borrower of its rights and obligations under any Loan Document to which it is a party, in each case without the consent of each Lender directly and adversely affected thereby;

                  (b) forgive any principal of or interest on any Lender's Loan, reduce the stated rate of any interest hereunder or any fees described in ARTICLE III payable to any Lender, extend the Stated Maturity Date for any Lender's Loan or extend any scheduled time of payment of such interest or such fees (other than as a result of waiving the applicability of any post-default increase in interest rates) without the consent of such Lender;

                  (c) increase the aggregate amount of any Lender's Percentage of any Commitment Amount or increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments without the consent of such Lender;

                  (d) extend the due date (other than the Stated Maturity Date, as to which CLAUSE (b) above applies) for, or reduce the amount of, any scheduled repayment or prepayment of, or decrease the relative proportion of any mandatory prepayment to be received by the Lenders holding

                           (i) Revolving Loans without the consent of the
                  Required Revolving Lenders,

                           (ii) Term A Loans without the consent of the
                  Required Term A Lenders,

                           (iii) Term B Loans without the consent of the
                  Required Term B Lenders, or

                           (iv) Term C Loans without the consent of the
                  Required Term C Lenders;

                  (e) except to the extent expressly permitted under the Loan Documents, release (i) all or substantially all of the Obligors that are guarantors under the Guaranty from their obligations under the Guaranty or (ii) all or substantially all of the collateral security provided under the Loan Documents, including all Pledged Shares (as such term is defined in the Pledge Agreement), in either case without the consent of (i) the Supermajority Revolving Lenders and (ii) the Supermajority Term Lenders; or

                  (f) affect adversely the interests, rights or obligations of any Agent QUA such Agent, the Swing Line Lender QUA the Swing Line Lender or the Issuer QUA the Issuer, unless consented to by such Agent, the Swing Line Lender or the Issuer, as the case may be; and

PROVIDED, FURTHER, that at any time that no Default or Event of Default has occurred and is continuing, the Revolving Loan Commitment of any Lender may be increased (and such Lender's Percentage and the Revolving Loan Commitment Amount may be increased accordingly) to finance a Permitted Acquisition, with the consent of such Lender and the Borrower and without the consent of the Required Lenders, so long as (w) the Increased Commitment Amount (as defined below) at such time, when added to the amount of Indebtedness incurred pursuant to CLAUSE
(k) of SECTION 7.2.2 and outstanding at such time, does not exceed the limits set forth therein, (x) the Borrower pledges the Capital Stock of any Person acquired pursuant thereto to the Administrative Agent to the extent required under SECTION 7.1.9, (y) such acquired Person executes a supplement to the Guaranty to the extent required under SECTION 7.1.9 and (z) to the extent determined by the Administrative Agent to be necessary to ensure pro rata borrowings commencing with the initial borrowing after giving effect to such increase, the Borrower shall prepay any LIBO Rate Loans outstanding immediately prior to such initial borrowing; as used herein and in CLAUSES (g) and (k) of
SECTION 7.2.2, the "INCREASED COMMITMENT AMOUNT" means at any time, the aggregate amount of all increases pursuant to this PROVISO made at or prior to such time less the aggregate amount of all voluntary reductions of the Revolving Loan Commitment Amount made prior to such time.

No failure or delay on the part of any Agent, the Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto, in the case of the Borrower or any Agent, or set forth below its name in ANNEX I hereto or in a Lender Assignment Agreement, in the case of any Lender (including in its separate capacity as the Swing Line Lender or Issuer, if applicable), or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

         SECTION 10.3 PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay or reimburse on demand all reasonable and documented costs and expenses of the Agents (including the reasonable, itemized fees and out-of-pocket expenses of counsel to the Agents and of local and foreign counsel, if any, who may be retained by counsel to the Agents) in connection with

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document;

The Borrower further agrees to pay, and to save each Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Agent, the Issuer and each Lender upon demand for all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses of counsel to each Agent, the Issuer and each Lender) incurred by such Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         SECTION 10.4 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds each Agent, the Issuer and each Lender and each their respective Affiliates, and each other Person controlling any of the foregoing within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective officers, directors, trustees, investment advisors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all claims, actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

                  (b) the entering into, performance and enforcement of this Agreement and any other Loan Document by any of the Indemnified Parties;

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not any Agent, the Issuer or any Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material;

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

                  (f) each Lender's Environmental Liability (the indemnification herein shall survive payment in full of the Obligations and any transfer of the property of the Borrower or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, the Borrower or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct or resulting from disputes among the Agents, the Lenders and/or their transferees. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5 SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under SECTION 9.1, shall in each case survive any assignment from one Lender to another (in the case of SECTIONS
10.3 and 10.4) and any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 10.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7 HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, each Agent and the requisite number of Lenders (or notice thereof satisfactory to the Agents) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender and the conditions precedent set forth in SECTION 5.1 have been satisfied or waived.

         SECTION 10.9 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (INCLUDING PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR MORTGAGE HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement, the Notes, the other Loan Documents and the Fee Letter constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agents and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

         SECTION 10.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit Outstandings and Commitments to one or more other Persons in accordance with this SECTION 10.11.

         SECTION 10.11.1 ASSIGNMENTS. (a) Upon prior notice to the Borrower and the Administrative Agent, any Lender may at any time assign and delegate to one or more Eligible Assignees with the consent of the Borrower and the Administrative Agent (which consents shall not be required if the Eligible Assignee is a Lender, an Affiliate of a Lender or an Approved Fund and shall not be unreasonably withheld or delayed if such consents are in fact required), all or any fraction of such Lender's total Loans, Letter of Credit Outstandings and Commitments in a minimum aggregate amount of the lesser of $2,500,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent in their sole and absolute discretion) and the entire remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitments (except that no such minimum shall be applicable on an assignment to a Lender, an Affiliate of a Lender or an Approved Fund); PROVIDED, HOWEVER, that with respect to assignments solely of Revolving Loans, the assigning Lender must assign a pro-rata portion of each of its Revolving Loan Commitments, Revolving Loans and interest in Letters of Credit Outstandings. The Borrower and each other Obligor and each of the Agents shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Eligible Assignee until

                           (i) notice of such assignment and delegation,
                  together with (A) payment instructions, (B) the Internal Revenue Service Forms or other statements contemplated or required to be delivered pursuant to SECTION 4.6, if applicable, (C) addresses and related information with respect to such Eligible Assignee, shall have been delivered to the Borrower and the Administrative Agent by such Lender and such Eligible Assignee and (D) the Administrative Agent has made the appropriate entries in the Register;

                           (ii) such Eligible Assignee shall have executed and
                  delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by such Agent; and

                           (iii) the processing fees described below shall have
                  been paid.

From and after the date that such Agent accepts such Lender Assignment Agreement, (x) the Eligible Assignee thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such

Eligible Assignee in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Accrued interest on that part of the Loans assigned, if any, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest and accrued fees shall be paid at the same time or times provided in this Agreement. Such assignor Lender or such Eligible Assignee must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement. Notwithstanding any other term of this SECTION 10.11.1, the agreement of the Swing Line Lender to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the Swing Line Lender may terminate its Swing Line Loan Commitment, either in whole or in part, in connection with the making of any assignment. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void.

         (b) Notwithstanding anything to the contrary set forth above, any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to any Person to secure such Lender's obligations, including to a Federal Reserve Bank in support of borrowings made by such Person from such Federal Reserve Bank. Upon the request of the Lender, solely to facilitate the pledge or assignment of its Loans to any such Person (including any Federal Reserve Bank), the Borrower shall issue Notes to such Lender. Upon the request of an assignor Lender, if applicable, solely to facilitate such pledge or assignment of its Loans to any such Person (including any Federal Reserve Bank), the Borrower shall issue a reduced Note to such assignor in exchange and replacement for its then existing Note. The reasonable costs and expenses incurred in connection with the issuance of each Note shall be for the account of the Borrower.

         (c) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent specified below its signature hereto (or at such other address as may be designated by the Administrative Agent from time to time in accordance with SECTION 10.2) a copy of each Lender Assignment Agreement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive and binding, in the absence of clearly demonstrable error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         SECTION 10.11.1 PARTICIPATIONS. Upon prior written notice to the Borrower and the Administrative Agent, any Lender may at any time sell to one or more commercial lenders, financial institutions or other Persons (each of such commercial lenders, financial institutions or other Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Letter of Credit Outstandings, Commitments, or other interests of such Lender hereunder (including loan derivatives and similar swap arrangements based on such Lender's interests hereunder); PROVIDED, HOWEVER, that

                  (a) no participation contemplated in this SECTION 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

                  (c) the Borrower and each other Obligor and each Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, or unless the Borrower otherwise agrees in writing, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, to the extent requiring the consent of such Lender, take any action of the type described in CLAUSE (b) of SECTION 10.1; and

                  (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.1, 4.3, 4.5, 4.6, 4.8, 7.1.1 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to
SECTION 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this SECTION 10.11.2 shall indemnify and hold harmless the Borrower and each Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or such Agent as a result of the failure of the Borrower or such Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or such Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, such Agent or such Lender, and did in fact so deliver, a duly completed and valid Form 1001 or 4224 (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes. If amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         SECTION 10.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude any Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13 CONFIDENTIALITY. Each Lender agrees to maintain, in accordance with its customary procedures for handling confidential information, the confidentiality of all information provided to it by or on behalf of the Borrower or any Subsidiary, or by any Agent on the Borrower's or such Subsidiary's behalf, under this Agreement or any other Loan Document ("CONFIDENTIAL INFORMATION"), and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrower or any Subsidiary, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; PROVIDED, HOWEVER, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such Governmental Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which any Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors who have been advised that such information is confidential pursuant to this SECTION 10.13; (G) to any Participant or Eligible Assignee, actual or potential, provided that such Person shall have agreed in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) to its Affiliates who have been advised that such information is confidential pursuant to this SECTION 10.13; or (l) to any direct or indirect contractual counterparty to swap agreements or such contractual counterparty's professional advisor, PROVIDED that such Person shall have agreed in writing to keep such information confidential to the same extent required of the Lenders hereunder. Unless prohibited by applicable law or court order, each Lender and each Agent shall notify the Borrower of any request by any Governmental Authority (other than any request in connection with an examination of the financial condition of such Lender) for disclosure of Confidential Information prior to such disclosure; PROVIDED FURTHER that in no event shall any Agent or any Lender be obligated to return any materials furnished by the Borrower or any of its Subsidiaries. This

Section shall supersede any confidentiality letter or agreement with respect to the Borrower or the Facilities entered into prior to the date hereof.

         SECTION 10.14 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY AGENT, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OF THE SATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION, SUBJECT TO THE BORROWER'S RIGHT TO CONTEST SUCH JUDGMENT BY MOTION OR APPEAL ON ANY GROUNDS NOT EXPRESSLY WAIVED IN THIS SECTION 10.14. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.15 WAIVER OF JURY TRIAL. THE AGENTS, THE LENDERS, THE ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN

CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY AGENT, THE LENDERS, THE ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE LENDERS AND THE ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           KSL RECREATION GROUP, INC.


                                           By:_____________________________
                                                Title:
                                           Address: 55-880 PGA Boulevard
                                                    La Quinta, California  92253
                                           Facsimile No.:
                                           Attention:

                                           AGENTS:

                                           CREDIT SUISSE FIRST BOSTON, as Lead
                                             Arranger and a Joint Book Manager


                                           By:_____________________________
                                                Title:
                                           Address: 277 Park Avenue
                                                    New York, New York  10127
                                           Facsimile No.:  (212) 892-5286
                                           Attention:  Wendy LaMantia



                                           THE BANK OF NOVA SCOTIA, as a Joint
                                             Book Manager and the Administrative
                                             Agent


                                           By:_____________________________
                                                Title:
                                           Address: One Liberty Plaza
                                                    New York, New York  10006
                                           Facsimile No.:  (212) 225-5090
                                           Attention: Timothy Finneran



                                           SALOMON SMITH BARNEY INC., as a Joint
                                             Book Manager and the Syndication
                                             Agent


                                           By:_____________________________
                                                Title:
                                           Address: 390 Greenwich St.
                                                    First Floor
                                                    New York, New York  10013
                                           Facsimile No.:  (212) 723-8380
                                           Attention: Kent Jewett

                                 LENDERS:


                                 CREDIT SUISSE FIRST BOSTON


                                 By:_____________________________
                                      Title:


                                 THE BANK OF NOVA SCOTIA


                                 By:_____________________________
                                      Title:


                                 BANK OF AMERICA, N.A.


                                 By:_____________________________
                                      Title:


                                 BANKERS TRUST COMPANY


                                 By:_____________________________
                                      Title:


                                 CITICORP REAL ESTATE, INC.


                                 By:_____________________________
                                      Title:


                                 BANK ONE, N.A. (CHICAGO MAIN OFFICE)


                                 By:_____________________________
                                      Title:


                                 FLEET NATIONAL BANK


                                 By:_____________________________
                                      Title:


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By:_____________________________
                                      Title:


                                 NATIONAL WESTMINSTER BANK PLC


                                 By:_____________________________
                                      Title:


                                 UNION BANK OF CALIFORNIA, N.A.


                                 By:_____________________________
                                      Title:


                                 VAN KAMPEN PRIME RATE INCOME TRUST
                                 By: Van Kampen Investment Advisory Corp.


                                 By:_____________________________
                                      Title:


                                 VAN KAMPEN CLO I, LIMITED
                                 By:    Van Kampen Management Inc.,
                                          as collateral manager


                                 By:_____________________________
                                      Title:


                                 WELLS FARGO BANK, N.A.


                                 By:_____________________________
                                      Title:


                                 THE CHASE MANHATTAN BANK


                                 By:_____________________________
                                      Title:


                                 BANK LEUMI USA


                                 By:_____________________________
                                      Title:


                                 AERIES FINANCE - II LIMITED
                                 By:    INVESCO Senior Secured
                                   Management, Inc., as Sub-Managing Agent


                                 By:_____________________________
                                      Title:


                                 CERES FINANCE LIMITED
                                 By:    INVESCO Senior Secured
                                        Management, Inc., as Sub-Managing Agent


                                 By:_____________________________
                                      Title:


                                 CAPTIVA II FINANCE LTD


                                 By:_____________________________
                                      Title:


                                 STANFIELD CLO LTD.
                                 By:    Stanfield Capital Partners LLC
                                        as its collateral manager


                                 By:_____________________________
                                      Title:

                                                                        ANNEX I

                               LENDER INFORMATION

 1.    CREDIT SUISSE FIRST BOSTON

       DOMESTIC OFFICE:                          LIBOR OFFICE:
       Address: 277 Park Avenue                  Address: 277 Park Avenue            Revolving Loan Commitment
                New York, NY 10172                        New York, NY 10172                  6.72727%

       Facsimile No.: (212) 892-5286             Facsimile No.: (212) 892-5286        Term C Loan Commitment
       Attention:  Wendy LaMantia                Attention:  Wendy LaMantia                   50.00000%

 2.    THE BANK OF NOVA SCOTIA

       DOMESTIC OFFICE:                          LIBOR OFFICE:
       Address: One Liberty Plaza                Address: One Liberty Plaza          Revolving Loan Commitment
                New York, NY 10006                        New York, NY 10006                  5.81818%

       Facsimile No.: (212) 225-5090             Facsimile No.: (212) 225-5090        Term C Loan Commitment
       Attention:  Todd Meller                   Attention:  Todd Meller                      25.00000%

 3.    BANK OF AMERICA, N.A.

       DOMESTIC OFFICE:                          LIBOR OFFICE:                       Revolving Loan Commitment
       Address: 200 West Jackson Blvd.           Address: 200 West Jackson Blvd.              16.90909%
                Chicago, IL 60697                         Chicago, IL 60697
                                                                                      Term C Loan Commitment
       Facsimile No.:  (312) 974-9626            Facsimile No.:  (312) 974-9626               0.00000%
       Attention:  Maryann Patmon                Attention:  Maryann Patmon


4.    BANKERS TRUST COMPANY

      DOMESTIC OFFICE:                           LIBOR OFFICE:                       Revolving Loan Commitment
      Address: 300 South Grand Avenue            Address: 300 South Grand Avenue              5.09091%
               Los Angeles, CA 90071                      Los Angeles, CA 90071

      Facsimile No.:  (213) 620-8484             Facsimile No.:  (213) 620-8484       Term C Loan Commitment
      Attention:  David Hadley                   Attention:  David Hadley                     0.00000%

5.    CITICORP REAL ESTATE, INC.

      DOMESTIC OFFICE:                           LIBOR OFFICE:                       Revolving Loan Commitment
      Address: 399 Park Avenue                   Address: Two Penns Way                       7.13636%
               6th Floor - Zone 4                         Suite 200
               New York, NY 10043                         New Castle, DE 19720        Term C Loan Commitment
                                                                                              25.00000%
      Facsimile No.:  (212) 758-6278             Facsimile No.:  (302) 894-6120
      Attention:  Charles Foster                 Attention:  Hilda Zambrano

6.    BANK ONE, N.A. (CHICAGO MAIN OFFICE)

      DOMESTIC OFFICE:                           LIBOR OFFICE:                       Revolving Loan Commitment
      Address: One first Nat'l Plaza             Address: One first Nat'l Plaza               7.27273%
               10th Fl., Suite 0634                       10th Fl., Suite 0634
               Chicago, IL  60670                         Chicago, IL  60670          Term C Loan Commitment
                                                                                              0.00000%
      Facsimile No.:  (312) 732-4840             Facsimile No.:  (312) 732-4840
      Attention:  Sharon Bosch                   Attention:  Sharon Bosch


7.     FLEET NATIONAL BANK

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address: One Federal Street               Address: One Federal Street                   8.72727%
                Boston, MA 02211                          Boston, MA 02211
                                                                                      Term C Loan Commitment
       Facsimile No.:  (617) 346-4806            Facsimile No.:  (617) 346-4806                0.00000%
       Attention:  Terri DeMarco                 Attention:  Terri DeMarco

8.     MERRILL LYNCH SENIOR FLOATING RATE
         FUND, INC.
                                                                                       Term C Loan Commitment
       DOMESTIC OFFICE:                          LIBOR OFFICE:                                 3.62626%
       Address: 800 Scudders Mill Road           Address: 800 Scudders Mill Road
                Plainsboro, NJ  08536                     Plainsboro, NJ  08536        Term C Loan Commitment
                                                                                               0.00000%
       Facsimile No.:  (609) 282-2756            Facsimile No.:  (609) 282-2756
       Attention:  Jill Montanye                 Attention:  Jill Montanye

9.     NATIONAL WESTMINSTER BANK PLC

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address: 175 Water Street                 Address: 175 Water Street                     3.13636%
                New York, NY  10038                       New York, NY  10038
                                                                                       Term C Loan Commitment
       Facsimile No.:  (212) 602-4118            Facsimile No.:  (212) 602-4118                0.00000%
       Attention:  Rich Biggica                  Attention:  Rich Biggica



10.    UNION BANK OF CALIFORNIA, N.A.

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address: 70 South Lake Avenue             Address: 70 South Lake Avenue                 8.72727%
                Suite 900                                 Suite 900
                Pasadena, CA  91101                       Pasadena, CA  91101           Term C Loan Commitment
                                                                                               0.00000%
       Facsimile No.:  (818) 304-1846            Facsimile No.:  (818) 304-1846
       Attention:  Angela Tiao                   Attention:  Angela Tiao

11.    WELLS FARGO BANK, N.A.

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address: 555 Montgomery Street            Address: 555 Montgomery Street                7.20280%
                17th Floor, MAC 0167-173                  17th Floor, MAC 0167-173
                San Francisco, CA 94163                   San Francisco, CA 94163       Term C Loan Commitment
                                                                                               0.00000%
       Facsimile No.:  (415) 362-5081            Facsimile No.:  (415) 362-5081
       Attention:  David Neumann                 Attention:  David Neumann

12.    THE CHASE MANHATTAN BANK

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address: 270 Park Avenue                  Address: 270 Park Avenue                      4.00000%
                New York, NY 10017                        New York, NY 10017
                                                                                        Term C Loan Commitment
       Facsimile No.:  (212) 270-1848            Facsimile No.:  (212) 270-1848                0.00000%
       Attention:  Peter Eckstein                Attention:  Peter Eckstein


13.    BANK LEUMI

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      1.81818%

       Facsimile No.:                            Facsimile No.:                         Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%

14.    BANQUE NATONALE DE PARIS

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      1.81818%

       Facsimile No.:                            Facsimile No.:                         Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%

15.    [EATON VANCE]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      4.34266%

       Facsimile No.:                            Facsimile No.:                         Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%


16.    FREMONT FINANCIAL

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                     4.00000%

       Facsimile No.:                            Facsimile No.:                        Term C Loan Commitment
       Attention:                                Attention:                                   0.00000%

17.    [PAM CAPITAL FUNDING LP]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                     3.63636%

       Facsimile No.:                            Facsimile No.:                        Term C Loan Commitment
       Attention:                                Attention:                                   0.00000%

18.    VAN KAMPEN AMERICAN CAPITAL
         PRIME RATE INCOME TRUST
                                                                                      Revolving Loan Commitment
       DOMESTIC OFFICE:                          LIBOR OFFICE:                                0.00000%

       Address: One Parkview Plaza               Address: One Parkview Plaza           Term C Loan Commitment
                Oakbrook Terrace, IL 60181                Oakbrook Terrace, IL 60181          0.00000%

       Facsimile No.:  (630) 684-6740/41         Facsimile No.:  (630) 684-6740/41
       Attention:  Brian Murphy                  Attention:  Brian Murphy


       WITH A COPY TO:                           WITH A COPY TO:
              State Street Bank & Trust                 State Street Bank & Trust
              Corporte Trust Department                 Corporte Trust Department
              P.O. Box 778                              P.O. Box 778
              Boston, MA 02102                          Boston, MA 02102

       Facsimile No.:  (617) 664-5366/67         Facsimile No.:  (617) 664-5366/67
       Attention:  Laura Magazu                  Attention:  Laura Magazu

19     [ARCHEMEDES III]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                     0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41     Term C Loan Commitment
       Attention:                                Attention:                                   0.00000%

20.    [NIMEAN CLO, LTD.]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                     0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41     Term C Loan Commitment
       Attention:                                Attention:                                   0.00000%


21.    [CERES FINANCE]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41      Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%

22.    [AERIES FINANCE]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41      Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%

23.    [CAPTIVA II FINANCE]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41      Term C Loan Commitment
       Attention:                                Attention:                                    0.00000%


24.    [STANFIELD CAPITAL PARTNERS]

       DOMESTIC OFFICE:                          LIBOR OFFICE:                        Revolving Loan Commitment
       Address:                                  Address:                                      0.00000%

       Facsimile No.:                            Facsimile No.:  (630) 684-6740/41      Term C Loan Commitment
                                                                                               0.00000%
       Attention:                                Attention:
